UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 31, 2004
                                 --------------


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)




    Maryland                    0-11083                         13-3147497
-------------------------------------------------------------------------------
(State or other           (Commission File No.)              (IRS Employer
 jurisdiction of                                                  I.D. No.)
 incorporation)


       60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
       -------------------------------------------------------------
      (Address of principal executive offices)             (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------

Item 2.  Acquisition or Disposition of Assets

On March 31, 2004 OLP Knoxville LLC, which is wholly owned by Registrant ("Subsidiary"), acquired in an arms length transaction from an unaffiliated person an approximately 35,300 square foot auto superstore situated on approximately 10 acres located in Knoxville, Tennessee. The total purchase price was $11,414,777.40 which was paid (i) $4,330,000.00 in cash and (ii)
$7,084,777.40 by the assumption of the existing first mortgage on the property held by American National Insurance Company. The property is leased in its entirety by CarMax Auto Superstores, Inc., a Virginia corporation and a subsidiary of CarMax, Inc., which acquired its interest in the lease by assignment from its parent. CarMax, Inc. remains an obligor under the lease. The term of the lease expires July 31, 2018. The tenant has four five-year options which are automatic unless tenant gives six months prior notice of non-renewal (a 10-business day reminder notice from the landlord is also required). Tenant also has the additional right to extend the initial term of the lease, at any time through July 31, 2008, for such period of time as necessary to make the then-remaining initial term extend for 15 years from the date of tenant's exercise of this additional option (at the end of which the four 5-year options noted above would be applicable). The base rent under the lease is $1,004,062.50 per annum through July 31, 2008 (payable in equal monthly installments), with the base rent increasing on August 1, 2008 and every five years thereafter by the lesser of (a) 7.5% of the then-current base rent or (b) 200% of the CPI increase over the prior 5-year period. In addition to the base rent, the tenant pays the real estate taxes applicable to the property. In addition, the tenant is required to carry specified insurance, and is responsible for all repairs and maintenance.

At closing, the mortgage assumed by the Subsidiary, in the original principal amount of $7,137,500.00, had been reduced to $7,084,777.40. The interest rate of the mortgage is fixed at 6.5% and the maturity date is December 1, 2018.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (a) and (b) Financial Statements of Property Acquired and Pro
      Forma Financial Statements

  The financial statements regarding the acquisition of the property referred to in Item 2 and any additional information specified in Rule 3-14 of Regulation S-X will be filed by amendment to this Form 8-K not later than sixty (60) days from April 15, 2004, the date the initial report on Form 8-K was required to be filed.

(c)  Exhibits

         1. Lease Agreement dated as of July 28, 2003 between General Electric Capital Business Asset Funding Corporation, as Landlord, and CarMax, Inc., as Tenant.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ONE LIBERTY PROPERTIES, INC.


Dated: Great Neck, NY             By: /s/ David W. Kalish
April 14, 2004                    ------------------------------------
                                  David W. Kalish
                                  Senior Vice President and
                                  Chief Financial Officer

Location #7241
11225 Parkside Drive
Knoxville, TN 37922
                                      LEASE


                                     Between

                                  CARMAX, INC.,
                             a Virginia corporation,

                                    as Tenant

                                       and

         GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a
                              Delaware corporation

                                   as Landlord

                               Dated July 28, 2003


                                TABLE OF CONTENTS
                                -----------------

1. CERTAIN DEFINITIONS.                                         1

2. DEMISE OF PREMISES                                           4

3. TERM.                                                        4

4. RENT.                                                        5

5. NET LEASE; TRUE LEASE                                        7

6. TITLE AND CONDITION.                                         8

7. TAXES                                                        9

8. USE.                                                         9

9. MAINTENANCE ANDREPAIR                                        12

10. LIENS                                                       l3

11. ALTERATIONS                                                 13

12. CONDEMNATION.                                               l4

13. INSURANCE                                                   15

14. DAMAGE, DESTRUCTION                                         17

15. RESTORATION                                                 18

16. SUBORDINATION T0 FINANCING                                  l9

17. ASSIGNMENT, SUBLEASING                                      20

18. PERMITTED CONTESTS                                          24

19. DEFAULT                                                     25

20. LANDLORD'S REMEDIES                                         26

21. NOTICES                                                     28

22. MEMORANDUM OF LEASE; ESTOPPEL CERTIFICATES                  28

23. SURRENDER                                                   29

24. NO MERGER OF TITLE                                          29

25. LANDLORD EXCULPATION                                        30

26. HAZARDOUS SUBSTANCES                                        30

27. ENTRY BY LANDLORD                                           32

28. STATEMENTS                                                  32

29. NO USURY                                                    32

30. BROKER                                                      32

31. WAIVER OF LANDLORD'S LIEN                                   33

32. NO WAIVER; CONSENTS                                         33

33. SEPARABILITY                                                33

34. INDEMNIFICATION                                             33

35. EASEMENTS, ZONING AND ENTITLEMENTS                          34

36. READINGS                                                    35

37. MODIFICATIONS                                               35

38. SUCCESSORS, ASSIGNS                                         35

39. COUNTERPARTS                                                35

40. GOVERNING LAW.                                              35

41. WAIVER OF JURY TRIAL                                        35

42. ATTORNEYS' FEES                                             35

43. EXPANSION REIMBURSEMENT AGREEMENT                           35


         THIS LEASE AGREEMENT (this "Agreement") is made as of this 28th day of July, 2003. by and between GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a Delaware corporation with offices at 10900 NE 4m Street, Suite 500, Bellevue, Washington98004 ("Landlord"), and CARIMIAX, INC., a Virginia corporation, having its principal office at 4900 Cox Road, Glen Allen, Virginia 23060-3317 ("Tenant").

         In consideration of the rents and provisions herein stipulated to be paid and performed, Landlord and Tenant hereby covenant and agree as follows:

        1.      Certain  Definitions.
                --------------------

         (a) "Additional Rent" shall mean all sums required to be paid by Tenant to Landlord hereunder other than Basic Rent, which sums shall constitute rental hereunder.

         (b) "Affiliate" shall mean any person or entity that is directly or indirectly controlled or owned by Tenant or Landlord, as applicable. For purposes of this Lease, the term "control" shall mean the ownership of fifty percent (50%) or more of the stock or other voting interest of the controlled entity.

         (c) "Alteration" or "Alterations" shall mean any or all changes, additions or improvements to or of any of the Improvements, both interior or exterior, and ordinary and extraordinary; provided, however, installation and replacements of any existing wall covering, floor covering or ceiling coverings, fixtures and equipment of any of the Improvements shall not be deemed an Alteration.

         (d) "Award" shall mean the entire award payable to Trustee by reason of a Condemnation.

         (e) "Basic Rent" shall mean the annual rent payable in monthly installments in advance on the first day of each month during each year of the Term, as such Term may he extended in accordance with Paragraph 3, and as such annual rent may be escalated in accordance with Paragraph 4(b).

         (f) "Commencement Date" shall mean the Commencement Date as defined in Paragraph 3.

         (g) "Condemnation" shall mean a Taking and/or a Requisition.

         (h) "Default Rate" shall mean an annual rate of interest equal to the lesser of (i) the Prime Rate plus five hundred (500) basis points or (ii) twelve percent (12%).

         (i) "Discount Rate," with respect to the calculation of the present value of any future payment, means a rate equal to the interpolated rate of yield for U.S. Treasury obligations as listed on the Bloomberg financial website currently located at http://www.bloomberg.com/markets/rates/index.html. (or if such site ceases to exist, the successor to such site or a comparable site) and having the same maturity as the date at which such future payment is to be made.

         (j) "Environmental Requirements" shall mean Environmental Requirements as defined in Paragraph 26(a).

         (k) "Environmentally Hazardous Business" shall mean Environmentally Hazardous Business as defined in Paragraph 8(a).

         (l) "Event of Default" shall mean an Event of Default as defined in Paragraph 19.

         (m) "Hazardous Materials" shall mean Hazardous Materials as defined in Paragraph 26(a).

         (n) "Insurance Requirement" or "Insurance Requirements" shall mean, as the case may be, any one or more of the terms of each insurance policy required to be carried by Tenant under this Lease and the requirements of the issuer of such policy, and whenever Tenant shall be engaged in making any Alteration or Alterations, repairs or construction work of any kind (collectively, "Work"), the term "Insurance Requirement" or "Insurance Requirements" shall he deemed to include a requirement that Tenant obtain or cause its contractor to obtain completed value builder's risk insurance when the estimated cost of the Work in any one instance exceeds the sum of One Hundred Thousand Dollars ($100,000.00) and that Tenant or its contractor shall obtain worker's compensation insurance or other adequate insurance coverage covering all persons employed in connection with the Work, whether by Tenant, its contractors or subcontractors and with respect to whom death or bodily injury claims could be asserted against Landlord.

         (o) "Inventory" shall mean all items of personal property offered for sale, rental or lease by Tenant at or on the Leased Premises, including, without limitation, all automobiles and automobile parts and accessories.

         (p) "Law" shall mean any constitution, statute, ordinance, regulation or rule of law.

         (q) "Legal Requirement" or "Legal Requirements" shall mean, as the case may be, any one or more of all present and future laws, codes, ordinance (including, without limitation, zoning ordinances and land use requirements), orders, judgments, decrees, injunctions, rules, regulations and requirements, even if unforeseen or extraordinary, of every duly constituted governmental authority or agency (hut excluding those which by their terms are not applicable to and to not impose any obligation on Tenant, Landlord or the Leased Premises) and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Tenant, to Landlord or to any of the Leased Premises, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Leased Premises, even if compliance therewith (i) necessitates structural changes or improvements (including changes required to comply with the "Americans with Disabilities Act") or results in interference with the use or enjoyment of any of the Leased Premises or (ii) requires Tenant to carry insurance other than as required by the provisions of this Lease.

         (r) "Lender" shall mean the entity identified to Tenant as such in writing, which makes a Loan to Landlord, secured in whole or in part by a Mortgage and evidenced by a Note or Notes or which is the holder of a Mortgage and Note as a result of an assignment thereof, and when a Mortgage secures multiple Notes held by one or more noteholders, the trustee acting on behalf of such holders, provided such trustee has been identified as such in writing to Tenant.

         (s) "Loan" shall mean a loan made by a Lender to Landlord secured in whole or in part by a Mortgage and evidenced by a Note or Notes.

         (t) "Mortgage" shall mean a mortgage or similar security instrument hereafter executed covering the Leased Premises from Landlord to Lender.

         (u) "Note" or "Notes" shall mean a promissory note or notes hereafter executed from Landlord to Lender, which Note cr Notes will be secured in whole or in part by a Mortgage and an assignment of leases and rents.

         (v) "Permitted Encumbrances" shall mean those covenants, restrictions, reservations, liens, conditions, encroachments, easements and other matters of title that affect the Leased Premises as of Landlord's acquisition thereof, excepting, however, any such matters arising from the acts of Landlord (such as liens arising as a result of judgments against Landlord).

         (w) `"Prime Rate" shall mean the prime rate of interest as published in the Wall Street Journal from time to time.

         (x) "Proceeds" shall mean the entire proceeds paid by any third party insurer under any property casualty insurance maintained pursuant to Paragraph 13(a).

         (y) "Purchase Offer Event" shall mean Purchase Offer Event as defined in Paragraph 8(a).

         (z) "Requisition" shall mean any temporary condemnation or confiscation of the use or occupancy of any of the Leased Premises by any governmental authority, civil or military, whether pursuant to an agreement with such governmental authority in settlement of or under threat of any such requisition or confiscation, or otherwise.

         (aa) "Restoration" shall mean the restoration of the Leased Premises after any Taking or damage by casualty as nearly as possible to their value, condition and character existing immediately prior to such Taking or damage, including the actual expenses of Tenant.

         (bb) "State" shall mean the State or Commonwealth in which the Leased Premises are situated.

         (cc) "Taking" shall mean any taking of any of the Leased Premises in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of any agreement with any condemnor in settlement of or under threat of any such condemnation or other eminent domain proceedings or by any other means, or any de facto condemnation.

         (dd) "Tangible Net Worth" shall mean Tenant's equity (or capital, as applicable), less officer and affiliate receivables, less intangibles, in accordance with generally accepted accounting principles ("GAAP").

         (ee) "Taxes" shall mean taxes of every kind and nature (including real, ad valorem and personal property, income, franchise, withholding, profits and gross receipts taxes), all charges and/or taxes for any easement or agreement maintained for the benefit of any of the Leased Premises, all general and special assessments, levies, permits, inspection and license fees, all utility charges, all ground rents, and all other public charges and/or taxes whether of a like or different nature, even if unforeseen or extraordinary, imposed upon or assessed, prior to or during the Term, against Landlord, Tenant or any of the Leased Premises as a result of or arising in respect of the occupancy, leasing, use, maintenance, operation, management, repair or possession thereof, or any activity conducted on the Leased Premises, or the Basic Rent or Additional Rent, including without limitation, any gross income tax, sales tax, occupancy tax or excise tax levied by any governmental body on or with respect to such Basic Rent or Additional Rent.

         (ff) "Term" shall mean the initial term of this Lease, as extended pursuant to any renewal that has become effective.

         (gg) "Termination Date" shall mean the Termination Date as defmcd in Paragraph 12(b).

         (hh) "Trade Fixtures" shall mean the items of personality, which are owned by Tenant and used in the operation of the business conducted on the Leased Premises as described in Exhibit "C" attached hereto.

         2. Demise of Premises. Landlord hereby demises and lets to Tenant and
         ---------------------
Tenant hereby takes and leases from Landlord for the Term and upon the provisions hereinafter specified the following described property (collectively, the "Leased Premises"): (i) the premises described in Exhibit "A" attached hereto and made a part hereof together with the easements, rights and appurtenances thereto belonging or appertaining (collectively, the "Land"); (ii) the buildings, strictures, fixtures and other improvements constructed and to be constructed on the Land (collectively, the "Improvements"), together with all additions and accessions thereto, substitutions therefor and replacements thereof permitted by this Lease excepting therefrom Tenant's Trade Fixtures and all property that does not constitute real property under the laws of the State.

         3. Term. Tenant shall have and hold the Leased Premises for an initial
            ----
term (the "Initial Term") commencing on the date hereof (the "Commencement Date") and ending on July 31, 2018 (the "Expiration Date"). The Initial Term, any Extended Term (as defined below) and any renewal terms (as provided below) may be referred to collectively as the "Term". Provided the Lease shall not have been terminated pursuant to the provisions hereof, this Lease and the Term thereof shall he automatically extended for four (4) renewal 'terms of five (5) years each upon condition that Tenant may cancel any renewal term by giving notice, in accordance with the provisions of Paragraph 21, to Landlord at least six (6) months prior to the expiration of the then current Term. If, prior to such six (6) month period, Tenant does not give Landlord written notice of its intent to cancel the then applicable renewal term, Tenant's right to cancel such renewal term shall continue until ten (10) business days after Landlord has given Tenant written notice of Landlord's election to continue the renewal term, during which ten (10) business day period Tenant may exercise its right to cancel such renewal term whereupon the Term of this Lease shall be terminated as if such cancellation notice had been given prior to such six (6) month period described above. Upon the giving of such notice of cancellation by Tenant, this Lease and the Tenn thereof shall terminate and come to an end on the Expiration Date of the then current Term. Any such extension or renewal of the Term shall be subject to all of the provisions of this Lease, and all such provisions shall continue in full force and effect. In the event that Tenant exercises its option to cancel any renewal Term as hereinabove provided, then Landlord shall have the right in addition to any rights granted in Paragraph 27, during the remainder of the Term then in effect to (i) advertise the availability of the Leased Premises for sale or for relating, and (ii) show the Leased Premises to prospective purchasers, lenders or tenants at such reasonable times during normal business hours as Landlord may select. Tf Tenant shall timely give such notice of its election to cancel any renewal option, then all options with regard to subsequent extensions or renewals of the Term shall expire and be null and void. Notwithstanding the foregoing, Tenant shall have the right to extend the Initial Term of the Lease (the "Extension Option") at any time within the first five (5) years of the Initial Term by the period of time necessary to make the then remaining Initial Term extend for fifteen (15) years from the date of Tenant's exercise of the Extension Option (the "Extended Term"). At the end of such Extended Term, the Lease shall renew for the renewal terms as set forth above. Notwithstanding the provisions of Section 4 below, the Rent for the first five
(5) years of the Extended Term (beginning on the date Tenant exercises the Extension Option and terminating on the 5r" anniversary thereof) shall be the Rent amount in effect on the date Tenant exercises the Extension Option. After the expiration of such initial five (5) year period of the Extended Term, Rent shall escalate as set forth in Section 4 below, and the date Tenant exercised the Extension Option shall act as the Commencement Date for purposes of setting the Basic Rent Adjustment Date pursuant to Section 4(b)(ii).


         4. Rent
            ----
         (a) Basic Rent. The initial Basic Rent will be as set forth in Exhibit
             ----------
"B". From and after the Commencement Date, Tenant shall pay the Basic Rent in equal monthly installments in advance on the first day of each month (each a "Basic Rent Payment Date") during each Lease Year. If the Commencement Date is not the first day of a month, then the Basic Rent from the Commencement Date until the first day of the following month shall be prorated on a per diem basis at the rate of one thirtieth (1/30`h) of the monthly installment of the Basic Rent payable during the first Lease Year, and Tenant shall pay such prorated installment of the Basic Rent on the Commencement Date. All sums payable by Tenant under this Lease, including but not limited to, Basic Rent, Additional Rent (as hereinafter defined) or otherwise, shall be paid to Landlord in legal tender of the United States, without setoff, deduction or demand, by check, ACH transfer or direct deposit wire transfer of immediately available funds to the following bank account, or to such other party or address as Landlord may designate in writing:

DEUTSCHE BANK TRUST COMPANY-- AMERICAS
Post Office Box 318
Church Street Station
New York, New York 10008-0318

Credit to the Account of GE Capital BAF ABA #021001033 Account No. 50-261-508
RE: #
Notify: Susan Nunmaker at (425) 450-3516

Landlord's acceptance of Basic Rent or Additional Rent after it shall have become due and payable shall not excuse a delay upon any subsequent occasion or constitute a waiver of any of Landlord's rights hereunder.

         (b) Basic Rent Escalation.
             ---------------------

         (i) For the purpose of this Section, the following definitions shall apply: (A) the term "Base Month" shall mean the calendar month which is five (5) years prior to the applicable Basic Rent Adjustment Date (as hereinafter defined); and (B) the term "Price Index" shall mean the "Consumer Price Index-United States City Average-All Urban Consumers-all items-not seasonally adjusted" published by the Bureau of Labor Statistics of the United States Department of Labor (1982-84 = 100), or, in the event such index is discontinued or no longer readily available, any renamed local index covering the metropolitan area in which the Premises are located or any other successor or substitute index appropriately adjusted

         (ii) Effective as of: (A) the fifth (5th) anniversary of the Commencement Date; and (B) each fifth (5th) year anniversary date thereafter throughout the Term (each, a "Basic Rent Adjustment Date"), the Basic Rent then in effect shall immediately be increased by the lesser of (i) seven and one half percent (7.5%) of the then current Basic Rent or (ii) 200% of the amount by which the Price Index in effect immediately prior to the applicable Basic Rent Adjustment Date has increased over the Price Index in effect for the month preceding the Base Month; provided that in no event shall the Basic Rent be decreased on any Basic Rent Adjustment Date (but provided that the Basic Rent may remain the same).

         (iii) If the Price Index for the calendar month immediately preceding the applicable Basic Rent Adjustment Date is not available as of any Basic Rent Adjustment Date, then the calculation set forth in Subparagraph (ii) of this Section shall be made using the most current available Price Index (and re-calculated as soon as the Price Index for the calendar month immediately preceding the applicable Basic Rent Adjustment Date becomes available). In no event shall any adjustment made pursuant to this Section, or any decrease in the Price Index, ever result in a decrease in the Basic Rent (as previously increased).

         (c) Late Payment. If any installment of Basic Rent is not paid on the
             ------------
date due, Tenant shall pay Landlord interest on such overdue payment at the Default Rate, accruing from the due date of such payment until the same is paid.

          (d) Additional Rent. Tenant shall pay and discharge before the
              ---------------
imposition of any fine, lien, interest or penalty may be added thereto for late payment thereof, as Additional Rent, all other amounts and obligations which Tenant assumes or agrees to pay or discharge pursuant to this Lease, together with every fine, penalty, interest and cost which may be added by the party to whom such payment is due for nonpayment or late payment thereof. In the event of any failure by Tenant to pay or discharge any of the foregoing, Landlord shall have all rights, powers and remedies provided herein, by law or otherwise, in the event of nonpayment of Basic Rent.

         (e) Late Fee. If Tenant fails to make any payment of Basic Rent,
             --------
Additional Rent or any other sum on or before the date that is five (5) days after Tenant's receipt of written notice from Landlord that the same is past due, then Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such payment; provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum rate allowed by law. Such late charge shall constitute Additional Rent due hereunder without any notice or demand.

         5. Net Lease; True Lease.
            ---------------------

         (a) Net Lease. It is the intention of the parties hereto that the
             ---------
obligations of Tenant hereunder shall be separate and independent covenants and agreements, and that Basic Rent, Additional Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events, and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease. This is a net Lease and Basic Rent, Additional Rent and all other sums payable hereunder by Tenant shall be paid without notice or demand, and without setoff, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense, except as otherwise specifically set forth herein. This Lease shall not terminate and Tenant shall not have any right to terminate this Lease during the Term (except as otherwise expressly provided herein). Tenant agrees that, except as otherwise expressly provided herein, it shall not take any action to terminate, rescind or avoid this Lease notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Landlord, (ii) the exercise of any remedy, including foreclosure, under the Mortgage, (iii) any action with respect to this Lease (including, the disaffinnance hereof) which may be taken by Landlord under the Federal Bankruptcy Code or by any trustee, receiver or liquidator of Landlord or by any court under the Federal Bankruptcy Code or otherwise, (iv) the Taking of the Leased Premises or any portion thereof (except as specifically provided in Paragraph 12(b) below), (v) the prohibition or restriction of Tenant's use of the Leased Premises under any Legal Requirement or otherwise, (vi) the destruction of the Leased Premises or any portion thereof, (vii) the eviction of Tenant from possession of the Leased Premises, by paramount title or otherwise, or (viii) default by Landlord under any other agreement between Landlord and Tenant. Tenant waives all rights which are not expressly stated herein, but which may now or hereafter otherwise be conferred by law, to quit, terminate or surrender this Lease or any of the Leased Premises; to any setoff, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense of or to Basic Rent, Additional Rent or any other sums payable under this Lease, and for any statutory lien or offset right against Landlord or its property, each except as otherwise expressly provided herein.

         (b) True Lease. Landlord and Tenant agree that this Lease is a true
             ----------
lease and does not represent a financing arrangement. Each party shall reflect the transaction represented hereby in all applicable books, records and reports (including income tax filings) in a manner consistent with "true lease" treatment rather than "financing" treatment.

         (c) Utilities. Tenant shall pay directly to the proper authorities
             ---------
charged with the collection thereof all charges for water, sewer, gas, oil, electricity, telephone and other utilities or services used or consumed on the Leased Premises during the Term, whether designated as a charge, tax, assessment, fee or otherwise, including, without limitation, water and sewer use charges and taxes, if any, all such charges to be paid as the same from time to time become due. It is understood and agreed that Tenant shall make its own arrangements for the installation or provision of all such utilities and that Landlord shall be under no obligation to furnish any utilities to the Leased Premises and shall not bo liable for any interruption or failure in the supply of any such utilities to the Leased Premises.

         6. Title and Condition.
            -------------------

         (a) Condition. The Leased Premises are demised and let subject to the
             ---------
Permitted Encumbrances and all Legal Requirements and Insurance Requirements, including any existing violation of any thereof, without representation or warranty by Landlord; it being understood and agreed, however, that the recital of the Permitted Encumbrances herein shall not be construed as a revival of any thereof which for any reason may have expired.

         (b) No representations. Without limiting the effect of Landlord's
             ------------------
covenant set forth in Paragraph 8(c), the Landlord makes no, and expressly hereby denies any, representations or warranties regarding the condition or suitability of, or title to, the Leased Premises. Tenant agrees that it takes the Leased Premises "as is," without any such representation or warranty.

         (c) Assignment of Guaranties. Landlord hereby conditionally assigns,
             ------------------------
without recourse or warranty whatsoever, to Tenant, all warranties, guaranties and indemnities, if any, express or implied, and similar rights which Landlord may have against any manufacturer, seller, engineer, contractor or builder in respect of any of the Leased Premises, including, but not limited to, any rights and remedies existing under contract or pursuant to the Uniform Commercial Code as adopted in the State (collectively, the "Guaranties"). Such assignment shall remain in effect so long as no Event of Default exists hereunder or until the termination of this Lease. Landlord shall also retain the right to enforce any Guaranties so assigned in the name of Tenant upon the occurrence of an Event of Default hereunder. Landlord hereby agrees to execute and deliver, at Tenant's sole cost and expense, such further documents, including powers of attorney, as Tenant may reasonably request (and which in the good faith judgment of Landlord, do not adversely affect a substantial general interest of Landlord), in order that Tenant may have the full benefit of the assignment effected or intended to be effected by this Paragraph 6(c). Upon the expiration or termination of this Lease, the Guaranties shall automatically revert to Landlord. The foregoing provision of reversion shall be self-operative and no further instrument of reassignment shall be required. hi confirmation of such reassignment, Tenant shall execute and deliver promptly any certificate or other instrument that Landlord may request at Tenant's sole cost and expense. Any monies collected by Tenant under any of the Guaranties after the occurrence of and during the continuation of an Event of Default hereunder shall be held in trust by Tenant and promptly paid over to Landlord

         7. Taxes. Tenant shall, subject to the provisions of Paragraph 18
            -----
hereof relating to contests, before interest or penalties are due thereon, pay and discharge all Taxes. On or before the Commencement Date, Landlord shall notify the appropriate taxing authorities to deliver directly to Tenant all statements and invoices for the Taxes, effective as of the Commencement Date. Landlord shall cooperate with Tenant to the extent necessary to effectuate the foregoing notice and shall endeavor to promptly deliver to Tenant any bill or invoice it receives with respect to any Taxes. If Landlord fails to timely deliver to Tenant any bill or invoice it receives with respect to any Taxes within five (5) business days after Landlord's receipt of such bill or invoice or at least thirty (30) business days prior to the delinquency of such Taxes, whichever is later, Landlord shall be responsible for any and all interest, penalties or fees that result from tlw late payment of such Taxes by Tenant if such payment is late due to such delay in delivery of such bill or invoice to Tenant. As soon as practicable after the payment thereof, Tenant shall deliver to Landlord evidence of each such payment. To the extent that any such Taxes are imposed upon Landlord, at Landlord's option, Tenant shall either pay such Taxes directly to the taxing authority or reimburse Landlord for such Taxes. If the Term expires or is terminated on a day other than the first day or the last day of a tax year, then Tenant's liability for Taxes for such tax year shall be apportioned by multiplying the amount of the Taxes for the full tax year by a fraction, the numerator of which is the number of days during such tax year falling within the Term hereof, and the denominator of which is three hundred sixty-five (365). Nothing herein shall obligate Tenant to pay, and the term "Taxes" shall exclude, federal, state or local (i) franchise, capital stock or similar taxes, if any, of Landlord, (ii) income, excess profits or other taxes, if any, of Landlord, determined on the basis of or measured by its net income, or (iii) any estate, inheritance, succession, gift, capital levy or similar taxes unless the taxes referred to in clauses (i) and (ii) above are in lieu of or a substitute for any other tax or assessment upon or with respect to any of the Leased Premises which, if such other tax or assessment were in effect at the commencement of the Term, would be payable by Tenant. Ln the event that any assessment against any of the Leased Premises may he paid in installments, Tenant shall have the option to pay such assessment in installments; and in such event, Tenant shall be liable only for those installments (and all resulting interest thereon) that become due and payable prior to and in respect of the Term hereof. Tenant shall prepare and file all tax reports required by governmental authorities that relate to the Taxes. Tenant shall deliver to Landlord, within thirty (30) days of receipt of Landlord's request for the same, copies of all settlements and notices pertaining to the Taxes which may be issued by any governmental authority.

         8. Use.
            ---

         (a) Use. Tenant may use and occupy the Leased Premises for any lawful
             ---
purpose, subject to the restrictions set forth in Section 8(b); provided, however, that in no event shall the Leased Premises be used as a bingo parlor, off-track betting or other gambling or gaming establishment, an Environmentally Hazardous Business or any pornographic use, including but not limited to the sale or rental of sexually explicit materials. "Environmentally Hazardous Business" shall mean (i) on site dry cleaning operations (exclusive of pickup and drop-off), (ii) gasoline service stations, (iii) auto repair, lubrication and servicing facilities, (iv) printing facilities using solvent-based inks or
(v) any other business utilizing above-ground or underground storage tanks for purposes of storing gasoline, diesel fuel, other petroleum products, solvents or other substances regulated under Environmental Laws when stored in above-ground or underground storage tanks. The prohibition against any Environmentally Hazardous Business does not prohibit the use of the Premises for automobile sales with ancillary facilities for the repair, lubrication, inspection and servicing of automobiles, or underground storage tank systems used for fueling automobiles, provided such fuel is not offered for sale to the general public. In the event Tenant desires to either maintain facilities for the repair, lubrication, inspection and servicing of automobiles after the discontinuance of automobile sales on the Premises as a primary business or to operate a gasoline service station for the sale of petroleum products to the general public, Tenant shall provide Landlord with written notice requesting approval of such intended use. If Landlord does not notify Tenant in writing that Landlord gives its approval within thirty (30) days of receipt of such notice, such use shall be deemed a prohibited use under this Paragraph 8(a). If the Landlord sends notice within thirty (30) days denying such use or fails to respond to Tenant's request within such thirty (30) day period, then such denial or failure to approve shall be a "Purchase Offer Event" and Tenant may exercise its rights pursuant to Paragraph 8(d). In no event shall the Leased Premises be used for any purpose that shall violate any of the provisions of any recorded covenants, restrictions or agreements applicable to the Leased Premises. Tenant agrees that with respect to any such recorded covenants, restrictions or agreements, Tenant shall observe, perform and comply with and carry out the provisions thereof required therein to be observed and performed by Landlord. If Tenant shall desire to use the Leased Premises for any purpose prohibited or restricted by this Section 8, Landlord's prior written consent shall be required for such use, and Landlord may withhold such consent in its sole and absolute discretion.

         (b) Restrictions. Tenant shall not permit any unlawful occupation,
             ------------
business or trade to be conducted on any of the Leased Premises and shall comply with all applicable Legal Requirements and Insurance Requirements. Tenant shall not use, occupy or permit any of the Leased Premises to be used or occupied, nor do or permit anything to be done in or on any of the Leased Premises, in a manner which would (i) violate any certificate of occupancy or equivalent certificate affecting any of the Leased Premises, (ii) make void or voidable any insurance which Tenant is required hereunder to maintain then in force with respect to any of the Leased Premises, (iii) affect in any manner the ability of Tenant to obtain any insurance which Tenant is required to furnish hereunder,
(iv) cause any injury or damage to any of the Improvements unless pursuant to Alterations permitted under Paragraph 11 hereof, (v) constitute a public or private nuisance or waste, or (vi) increase the use, handling, storage, transportation, generation, or disposal of Hazardous Materials on the Leased Premises; provided, however, the prohibition in Paragraph 8(b)(vi) does not limit the use of the Premises for automobile sales with ancillary facilities for the repair, lubrication, inspection and servicing of automobiles, or underground storage tank systems used for fueling automobiles, provided such fuel is not offered for sale to the general public.

         (c) Quiet Enjoyment. Subject to all of the provisions of this Lease, so
             ---------------
long as no Event of Default exists hereunder, Landlord covenants that neither it nor any party claiming by, through or under it, shall do any act to disturb the peaceful and quiet occupation and enjoyment of the Leased Premises by Tenant. Landlord may enter upon and examine any of the Leased Premises at reasonable times after reasonable notice and during business hours and exercise any rights and privileges granted to Landlord tinder the provisions of this Lease.

         (d) Purchase Offer. In the event of a Purchase Offer Event, Tenant may
             --------------
serve notice upon Landlord of its desire to purchase the Property and terminate this Lease on the date set forth in such notice (the "Purchase Date"). Tenant shall, as part of such notice, inform Landlord of its offer to purchase the Leased Premises for its appraised value (the "Purchase Price") (to be determined as set forth below) plus all other amounts which may be due and owing to Landlord by reason of any default by Tenant in complying with its obligations under this Lease (the "Additions to Purchase Price"). Landlord shall reject or accept Tenant's purchase offer in writing within fifteen (15) days after receipt of such purchase offer. In the event Landlord accepts such purchase offer, Tenant and Landlord shall each select one independent and licensed MAI certified appraiser (the "Initial Appraisers") and the Initial Appraisers shall together select a third independent and licensed MAI certified appraiser to perform an appraisal of the Leased Premises.

In the event Landlord accepts Tenant's purchase offer, title shall close thirty
(30) days after the Purchase Date (the "Closing Date"), at such time and place as the parties hereto may agree upon, this Lease shall continue through the Closing Date (or, if applicable, the extended Closing Date hereinafter described) and Tenant shall pay the Purchase Price and Additions to Purchase Price by transferring immediately available federal funds to such account or accounts and in such bank or banks as Landlord shall designate, upon delivery of a special warranty deed conveying the Leased Premises and all other required documents. The special warranty deed shall convey a good and clear record and marketable title, free from encumbrances other than (i) Permitted Encumbrances,
(ii) liens or encumbrances created or suffered through or by Tenant failing to observe or perform any of the terms, covenants or agreements herein provided to be observed and performed by Tenant, (iii) any installments of 'faxes due and payable after the Closing Date, and (iv) this Lease. Such deed shall contain an agreement by grantee to observe and perform all of the covenants, conditions and restrictions contained in any instruments of record which were assumed by Landlord or deemed to have been assumed by Landlord on its acquisition of title. The Purchase Price and Additions to Purchase Price payable as hereinabove provided shall be charged or credited, as the case may be, on the Closing Date, to reflect adjustments of Basic Rent paid or payable to and including the Closing Date, apportioned as of the Closing Date. The acceptance of a deed by Tenant shall be deemed to be a full performance and discharge of every agreement and obligation on the part of Landlord to be performed pursuant to the provisions hereof Tenant shall pay all conveyance, transfer, sales and L1ce taxes required in connection with the purchase. If on the Closing Date, there may be any liens or encumbrances which Landlord is obligated to remove, Landlord shall use reasonable efforts to remove the same, and the Closing Date shall be extended for a reasonable period to permit Landlord to discharge such liens or encumbrances. Landlord shall not be obligated to discharge any such lien or encumbrance if Tenant's title insurance company shall issue affirmative insurance to the effect that the same shall not be collected from or enforced against the insured premises. If there be any liens or encumbrances against the Leased Premises which Landlord is obligated to remove (that is, any adverse title matters other Than those to which Landlord's conveyance under special warranty deed may be subject as set forth in subparagraphs (i) through (iv) above), upon request made a reasonable time before the Closing Date, Landlord shall provide at the Closing separate funds for the foregoing, payable to the holder of such lien or encumbrances.

         9. Maintenance and Repair.
            ----------------------

         (a) Maintenance. Tenant shall at all times, including any Requisition
             -----------
period, put, keep and maintain the Leased Premises, including, without limitation, the roof, landscaping, walls (interior and exterior), footings, foundations, parking lot improvements and structural and mechanical components of the Leased Premises in good repair and appearance, and shall promptly make all repairs and replacements (substantially equivalent in quality and workmanship to the original work) of every kind and nature, whether foreseen or unforeseen, which may be required to be made upon or in connection with any of the Leased Premises in order to keep and maintain the Leased Premises in as good repair and appearance as they were as of the Commencement Date. Tenant shall do or cause others to do all shoring of the Leased Premises or of foundations and walls of the Improvements and every other act necessary or appropriate for preservation and safety thereof, by reason of or in connection with any excavation or other building operation upon any of the Leased Premises, whether or not Landlord shall, by reason of any Legal Requirements or Insurance Requirements, be required to take such action or be liable for failure to do so. Landlord shall not be required to make any repair, whether foreseen or unforeseen, or to maintain any of the Leased Premises in any way, and Tenant hereby expressly waives the right to make repairs at the expense of the Landlord, which right may otherwise be provided for in any law now or hereafter in effect. Nothing in the preceding sentence shall be deemed to preclude Tenant from being entitled to any Proceeds or Awards for Restoration pursuant to the terms of this Lease. Tenant shall, in all events, make all repairs for which it is responsible hereunder promptly, and all repairs shall be in a good, proper and workmanlike manner. If any such repair or maintenance constitutes an "Alteration" as defined herein, Paragraph I I below shall govern Tenant's completion thereof with respect to notices to and/or consents from Landlord and the requirement for supervision by an architect or engineer.

         (b) Failure to Maintain. If Tenant shall be in default under any of the
             -------------------
provisions of this Paragraph 9, Landlord may, after thirty (30) days notice to Tenant and the failure of Tenant to commence to cure during said period or to diligently prosecute such cure to completion once begun, but immediately upon notice in the event of an emergency (that is, imminent danger of injury to persons or property), do whatever is necessary to cure such default as may be reasonable under the circumstances for the account of and at the expense of Tenant. In the event of an emergency, before Landlord may avail itself of its rights under this Paragraph 9(b), Landlord shall give prior notice to Tenant of the situation (which notice may be given by phone or other available communication and need not be in writing as otherwise required by Section 21 below). All actual, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, including appellate fees and expenses) so incurred by Landlord, together with interest thereon at the Default Rate from the date of payment or incurring the expense, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. Landlord and Tenant agree that, in the event of an emergency, expenditures which might otherwise be unreasonable (such as overtime) may nevertheless be reasonable under the circumstances.

         (c) Replacements. Tenant shall from time to time replace with other new
             ------------
or refurbished equipment or parts any of the mechanical systems or other equipment included in the Improvements which shall have become worn out, obsolete or unusable for the purpose for which it is intended, been taken by a Condemnation as provided in Paragraph 12, or been lost, stolen, damaged or destroyed as provided in Paragraph 14. Tenant shall repair at its sole cost and expense all damage to the Leased Premises caused by the removal of equipment or any other personal property of Tenant at any time, including upon expiration or termination of the Lease.

         10. Liens. Tenant shall not, directly or indirectly, create or permit
             -----
to be created or to remain, and shall promptly discharge, any lien on any of the Leased Premises, on the Basic Rent, Additional Rent or on any other sums payable by Tenant under this Lease, other than the Mortgage (and any assignment of leases, rents, profits or collateral in connection therewith), the Permitted Encumbrances and any mortgage, lien, encumbrance or other charge created by or resulting from any act or omission by Landlord or those claiming by, through or under Landlord.

         11. Alterations.
             -----------

         (a) As Is Condition. Tenant acknowledges that it or its Affiliate owned
             ---------------
and operated the Leased Premises immediately prior to the Commencement Date. Accordingly, Tenant shall accept possession of the Leased Premises in its "as is" condition as of the Commencement Date. Landlord makes no warranty or representation, express or implied, with respect to the Leased Premises, either as to its fitness for use, its design or condition, or any particular use or purpose to which the Leased Premises may be fit, or otherwise, or as to quality of the material or workmanship therein, or the existence of any defects, latent or patent, it being agreed that all such risks are to be borne by Tenant. Landlord is under no obligation to make any alterations, expansions, additions, improvements, or betterments in or to the Leased Premises.

         (b) Tenant Alterations. Tenant shall not make or permit anyone to make
             ------------------
any Alterations in or to the Leased Premises that would result, after giving consideration to the completed Alteration, in a material diminution in the value of the Leased Premises without Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion. If the Alteration is structural in nature, such Alteration shall not be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Landlord agrees that Landlord's approval shall be (i) deemed unreasonable unless such structural Alteration causes a material diminution in the value of the Leased Premises or impairs the structural integrity of the Improvements and (ii) deemed granted in the event that Landlord does not respond to Tenant's notice of such Alteration within ten (10) business days. Tenant may make any other Alterations without the prior written consent of Landlord provided such Alterations comply with all of the provisions of the following sentence. All Alterations shall be performed in a good and workmanlike manner, and shall be expeditiously completed in compliance with all Legal Requirements, (i) all work done in connection with any such Alterations shall comply with all Insurance Requirements, (ii) Tenant shall promptly pay all costs and expenses of any such Alterations, and shall discharge all liens filed against any of the Leased Premises arising out of the work, and shall, upon notice from Landlord, furnish to Landlord copies of such evidence of payment of costs and expenses or of discharge or waiver of liens as Landlord may reasonably request, (iii) Tenant shall procure and pay for all permits and licenses required in connection with any such Alterations, (iv) all such Alterations shall be the property of Landlord and shall be subject to this Lease, (v) any Alterations that are structural in nature and the estimated cost of which in any one instance exceeds Two Hundred Fifty Thousand Dollars ($250,000.00) shall be made under the supervision of a licensed architect or engineer in accordance with detailed plans and specifications which shall be submitted to Landlord prior to the commencement of the Alterations and (vi) any Alterations which are not structural in nature and the estimated cost of which in any one instance exceeds Five Hundred Thousand Dollars ($500,000.00) shall be made under the supervision of a licensed architect or engineer in accordance with detailed plans and specifications which shall be given to Landlord within a reasonable time after completion.


         (c) Removal of Alterations. All Alterations to the Leased Premises made
             ----------------------
by Tenant during the Term shall he the property of Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof at the expiration or earlier termination of the Term; provided, however, that if there exists no Event of Default under this Lease, then Tenant shall have the right to remove, prior to the expiration or earlier termination of the Term, any Alterations consisting of movable furniture, furnishings and equipment installed in the Leased Premises, solely at the expense of Tenant.

12.      Condemnation.
         ------------

         (a) Condemnation Proceedings. In the event either party obtains
             ------------------------
knowledge of the institution of any proceeding for Condemnation, such party shall immediately notify the other of such proceeding. Tenant shall have the right to participate, at its own expense, in such proceedings and to negotiate on behalf of itself and Landlord in such proceedings; provided, however, Tenant shall not enter into any binding agreement or settlement without the prior consent of Landlord. Landlord agrees to cooperate with Tenant and to execute such documentation as may be reasonably necessary to allow Tenant to participate in such Condemnation proceedings. Landlord shall have the right to participate in such proceedings at its own expense. Subject to the provisions of this Paragraph 12 and Paragraph 15 hereof, Tenant hereby irrevocably assigns to Landlord any Award or payment in respect of any Condemnation of Landlord's interest in the Leased Premises, except that nothing in this Lease shall be deemed to require (i) the assignment to Landlord of any Award or payment on account of Tenant's leasehold interest hereunder, Tenant's Trade Fixtures or other tangible personal property, moving expenses and similar claims, if available, to the extent Tenant shall have a right to make a separate claim therefor against the condemnor or (ii) any act or circumstance that impairs Tenant's right to any such Award or payment.

         (b) Tenant Termination. If (i) the entire Leased Premises or (ii) at
             ------------------
least ten percent (10%) of that portion of the Land which has been paved for parking or on which the Improvements have been constructed, the loss of which even after Restoration would, in Tenant's reasonable business judgment, be substantially and materially adverse to the business operations of Tenant, shall be subject of a Taking by a duly constituted authority or agency having jurisdiction, then Tenant shall, not later than sixty (60) days after a Taking has occurred, serve notice upon Landlord ("Tenant's Termination Notice") of its intention to terminate this Lease on any Basic Rent Payment Date specified in such notice, which date (the "Termination Date") shall be no sooner than the first Basic Rent Payment Date occurring at least thirty (30) days after the date of Tenant's Termination Notice. Any land which cannot be used for the same purpose after a Taking as before a Taking (for example, land that must be converted to green space or used as setback area) shall be included within Land "lost" for purposes of this Section 12.

         (c) Trustee. In the event of any Taking of part of the Leased Premises
             -------
which does not result in a termination of this Lease by Tenant pursuant to Paragraph 12(b) hereof, the Award resulting from such Taking shall be paid to a Trustee, which shall be a federally insured bank or other financial institution, selected by Landlord and Tenant (the "Trustee") pursuant to the requirements of Paragraph 15 and, promptly after such Taking, Tenant shall commence and diligently continue to perform the Restoration.

         Upon the payment to Trustee of the Award of a Taking which falls within the provisions of this subparagraph (c), the Trustee shall, to the extent received, make that portion of the Award equal to the cost of Restoration (the "Restoration Award") available to Tenant for performance of the Restoration, in accordance with the provisions of Paragraph 15, and the balance remaining (the "net surplus award") shall he the property of Landlord. In the event of a loss of at least ten percent (10%) of that portion of the Land which has been paved for parking or on which the hnprovements have been constructed, following the making of the Award for such Taking and on completion of the Restoration by Tenant as herein provided, the monthly installment of Basic Rent for each month during the remaining Term hereof, commencing with the Basic Rent payment for the month after the month in which such Restoration is completed, shall be reduced by an amount such that the ratio of (a) the amount of the reduction to (b) the then current Basic Rent equals the ratio of (x) the amount of the Award paid to Landlord to (y) the pre-Taking fair market value of the Leased Premises (which in no event shall be less than the original purchase price paid by Landlord for the Leased Premises). In the event of a Taking of less than ten percent (10%) of that portion of the Land which has been paved for parking or on which the Improvements have been constructed, this Lease shall remain in full force and effect and there shall be no reduction in the amount of Basic Rent, Additional Rent or other payments due hereunder.

         In the event of a Requisition of all or any portion of the Leased Premises, Landlord shall apply the Award received from such Requisition, to the extent available, to the installments of Basic Rent, Additional Rent or other sums payable by Tenant hereunder due during such Requisition and Tenant shall pay the balance, if any, remaining thereafter. Upon the expiration of the Term, any portion of such Award that shall not previously have been credited to Tenant on account of the Basic Rent and Additional Rent shall be retained by Landlord.

         13. Insurance.
             ----------

         (a) Types of Coverage. Tenant shall maintain at its sole cost and
             -----------------
expense the following insurance on the Leased Premises:

                  (i) Insurance against loss or damage to the Improvements under a "Special Form" Policy, in accordance with the requirements of Exhibit "D" attached hereto.

                  (ii) Garage liability insurance including contractual liability or commercial general liability insurance (collectively, "CGL") against claims for bodily injury, death or property damage occurring on, in or about any of the Leased Premises, which insurance shall be written on a so-called "occurrence basis," and shall provide minimum protection with a combined single limit in an amount not less than Five Million Dollars (55,000,000.00) (or in such increased limits as are required from time to time to reflect declines from the Commencement Date in the purchasing power of the dollar as Landlord may reasonably determine).

                  (iii) Worker's compensation insurance covering all persons employed by Tenant on the Leased Premises in connection with any work done on or about any of the Leased Premises.

                  (iv) Such builder's risk coverage as may be applicable under the Insurance Requirements.

         (b) Self-Insurance. Notwithstanding the foregoing, during such time as
             --------------
no Event of Default is outstanding hereunder, and the Tangible Net Worth of Tenant is not less than Two Hundred Million Dollars ($200,000,000.00), Tenant may self-insure (either by use of deductibles or self insured retention) the coverage referred to in Paragraph 13(a), provided that the self-insurance program of this subparagraph (b) does not violate any Legal Requirements applicable to the Leased Premises or Tenant.

         (c) Company Requirements. The insurance required by Paragraph 13(a)
             --------------------
shall be written by companies having an A.M. Best rating of at least A-/VIII during such time as Tenant is not entitled to self-insure in accordance with the provisions of Paragraph 13(b). All companies providing insurance required by Paragraph 13(a) shall be authorized to do an insurance business in the State unless otherwise agreed to by landlord and Lender. The insurance policies shall be for a term of not less than one year, and shall (except for worker's compensation insurance) name Landlord (in its individual capacity, and as trustee under the Trust Agreement (as hereinafter defined), Tenant and any Lender as additional insured parties or loss payees, as applicable, as their respective interests may appear. If said insurance or any part hereof shall expire, be withdrawn, become void by breach of any condition thereof by Tenant or otherwise become void, Tenant shall immediately obtain new or additional insurance reasonably satisfactory to Landlord and Lender.

         (d) Required Clauses. Each Property Insurance policy shall, to the
             ----------------
extent applicable, contain standard non-contributory mortgagee clauses in favor of any Lender and shall also provide that any loss otherwise payable thereunder shall be payable notwithstanding (i) any act or omission of landlord or Tenant which might, absent such provision, result in a forfeiture of all or a part of such insurance payment (ii) the occupation or use of any of the Leased Premises for purposes more hazardous than permitted by the provisions of such policy,
(iii) any foreclosure or other action or proceeding taken by any Lender pursuant to any provision of the Mortgage upon the happening of an event of default therein, or (iv) any change in title or ownership of any of the Leased Premises.

         (e) Premiums and Renewal. Tenant shall pay as they become due all
             --------------------
premiums for the insurance required by this Paragraph 13, shall renew or replace each policy and shall deliver to Landlord and Lender, a certificate or other evidence (reasonably satisfactory to Lender and Landlord) of the existing policy and the such renewal or replacement policy simultaneously with such renewal or replacement. In the event of Tenant's failure to comply with any of the foregoing requirements of this Paragraph 13, Landlord shall be entitled to procure such insurance. Any sums expended by Landlord in procuring such insurance shall be Additional Rent and shall be repaid by Tenant, together with interest thereon at the Default Rate from the time of payment by Landlord until fully paid by Tenant, immediately upon written demand therefor by Landlord.

         (f) Blanket Coverage. Anything in this Paragraph 13 to the contrary
             ----------------
notwithstanding, any insurance which Tenant is required lo obtain pursuant to Paragraph I3(a) may be carried under a "blanket" policy or policies covering other properties or liabilities of Tenant, provided that such "blanket" policy or policies otherwise comply with the provisions of this Paragraph 13.

14.      Damage, Destruction.
         -------------------

         (a) Payment of Proceeds. In the event of any casualty loss exceeding
             -------------------
Two Hundred Thousand Dollars (S200,000.00) during the Term hereof, Tenant shall give Landlord immediate notice thereof. Tenant shall adjust, collect and compromise any and all such claims, with the prior written consent of Landlord, not to be unreasonably withheld or delayed, and Landlord shall have the right to join with Tenant therein at Landlord's expense. If the estimated cost of any Restoration shall be Five Hundred Thousand Dollars ($500,000.00) or less, all Proceeds recovered under any insurance required under Paragraph 13(a) as a result of such casualty shalt be payable to Tenant, provided that Tenant at such time shall have a Tangible Net Worth of not less than Two Hundred Million Dollars ($200,000,000.00). In all other events, all Proceeds recovered under the insurance required under Paragraph 13(a), if any, as a result of a casualty shall be paid to the Trustee. If the Leased Premises shall be covered by a Mortgage, Lender, if it so desires, shall be the Trustee. Each insurer is hereby authorized and directed to make payment under said policies directly to such Trustee instead of to Landlord and Tenant jointly; and Tenant hereby appoints such Trustee as Tenant's attorney-in-fact to endorse any draft thereof for the purposes set forth in this Lease after approval by Tenant of such Trustee, if Trustee is other than Lender, such approval not to be unreasonably withheld or delayed.

         (b) Restoration by Tenant. Except as set forth in Section 14(c), in the
             ---------------------
event of any casualty (whether or not insured against) resulting in damage to the Leased Premises or any part thereof, the Term shall nevertheless continue and there shall be no abatement or reduction of Basic Rent, Additional Rent or any other sums payable by Tenant hereunder. Except as otherwise provided in Paragraph 14(a) hereof, any Proceeds of such insurance payments shall be retained by the Trustee and, promptly after such casualty, Tenant shall commence and diligently continue to perform the Restoration to the Leased Premises. Upon payment to the Trustee of such Proceeds, if any, the Trustee shall make the Proceeds available to Tenant for use in performing the Restoration, in accordance with the provisions of Paragraph IS. Tenant shall, whether or not the Proceeds arc sufficient for the purpose or whether or not Tenant is self insuring, promptly commence and complete the Restoration in accordance with all Insurance Requirements and Legal Requirements and the provisions of this Lease (including Tenants making any desired Alterations allowed hereunder) and the Proceeds, if any, of such casualty loss shall thereupon be payable to Tenant, subject to the provisions of Paragraph 15 hereof. Notwithstanding the foregoing, in the event that any damage or destruction shall occur at such time as Tenant is self-insuring, and so long as Tenant has a Tangible Net Worth of not less than Two Hundred Million Dollars ($200,000,000.00), Tenant shall proceed with Restoration as provided herein and shall not be required to pay to the Trustee the amount of the proceeds that would have been payable had such self-insurance program not been in effect. Funds so used by Tenant to restore the Leased Premises shall not be included in the definition of "Proceeds" or in the "Restoration Funds".

         (c) Major Casualty. In the event of any major casualty loss to the
             --------------
Leased Premises during the last three (3) years of the then current Lease Term, Tenant shall have the option to terminate this Lease upon written notice to Landlord not less than thirty (30) days after the date of such casualty loss, For purposes of this section the term "major casualty loss" shall mean any casualty loss, the repair of which would cost at least twenty-five percent (25%) of the before casualty value of the Leased Premises. In such event, all Proceeds shall be payable to Landlord and Tenant shall pay to Landlord the amount of any deductibles and, in the event Tenant is self-insuring, Tenant shall pay to Landlord an amount equal to the amount of insurance proceeds that would have been payable had such self-insurance program not been in effect.

         15. Restoration. Any Award or Proceeds (the aggregate of which and any
             -----------
interest earned thereon being herein defined as the "Restoration Fund") paid to the Trustee shall be disbursed by the Trustee in accordance with the following conditions:

         (a) At the time of any disbursement, no Event of Default shall exist and no mechanics' or materialmen's liens shall have been filed against the Leased Premises and remain undischarged and unbonded.

         (b) If the cost of Restoration exceeds Five Hundred Thousand Dollars ($500,000.00), prior to commencement of the Restoration, Tenant shall provide the contracts, plans and specification for the Restoration to Landlord.

         (c) Each request for disbursement from the Restoration Fund shall be accompanied by a certificate of Tenant, signed by the President, Treasurer or any Vice President of Tenant, describing the completed Restoration work for which payment is requested, stating the cost incurred in connection therewith and stating that Tenant has not previously received payment for such work. The certificate to be delivered by Tenant upon completion of the Restoration work shall, in addition, state that the Restoration work has been completed and complies with the applicable requirements of this Lease and all Legal Requirements and Insurance Requirements.

         (d) Disbursements from the Restoration Fund shall be made from time to time in an amount not exceeding the cost of the Restoration work completed since the last disbursement upon receipt of (l) satisfactory evidence, including architects' certificates, of the stage of completion, of the estimated cost of completion and of performance of the Restoration work to date in a good and workmanlike manner in accordance with the contracts, plans and specifications approved by Landlord, (2) waivers of the general contractor's lien, (3) a satisfactory bring down of title insurance, and (4) other evidence of cost and payment so that Landlord can verify that the amounts disbursed from time to time are represented by the Restoration work that is completed in place and free and clear of mechanics' lien enforcement actions.

         (e) The Trustee may retain ten percent (10%) from each disbursement of the Restoration Fund until the Restoration is fully completed and the Leased Premises are available for their intended use, in the reasonable judgement of the Lender, including the issuance of any necessary certificate of occupancy.

         (f) The Restoration Fund shall be kept in a separate interest-bearing account federally insured to the extent applicable by the Trustee or by Lender.

In the event of a casualty, prior to commencement of Restoration and at any time during Restoration, if the estimated cost of Restoration, as reasonably determined by Landlord and Tenant, exceeds the amount of the Restoration Fund, the amount of such excess shall be (i) paid by Tenant to the Trustee to be added to the Restoration Fund prior to any further disbursement from such Restoration Fund, (ii) funded at Tenant's own expense until the remaining Restoration Fund is sufficient for the completion of the Restoration, or (iii) in the event Tenant is self-insuring, paid by Tenant. In the event of a Taking, prior to commencement of Restoration and at any time during Restoration, if the estimated cost of Restoration, as reasonably determined by Tenant, exceeds the amount of the Restoration Fund, Tenant may terminate the Lease upon notice to Landlord; provided, however, Landlord shall have the option to pay the amount of such excess and continue the Term of the Lease. Except for the payment to Landlord of the net surplus award referred to in Paragraph 12(c), any sum in the Restoration Fund which remains in the Restoration Fund upon the completion of Restoration shall be paid to Tenant. For purposes of determining the source of funds with respect to the disposition of funds remaining after the completion of Restoration, the Proceeds of the Restoration Fund shall be deemed to be disbursed prior to any amount added by Tenant to the Restoration Fund.

         16. Subordination to Financing.
             --------------------------

         (a) Subordination of Lease. Subject to the following provisions of this
             ----------------------
Paragraph 16(a), Tenant agrees that this Lease shall be subject and subordinate to the lien of any Mortgage, and Tenant agrees, upon demand by Landlord or its Lender, without cost, to execute instruments as may be required to further effectuate or confirm such subordination, including, but not limited to a Subordination, Non-Disturbance and Attornment Agreement in the form attached as Exhibit "E" hereto. So long as no Event of Default shall be outstanding, Tenant's tenancy hereunder shall not be disturbed, nor shall this Lease be affected by any default under such Mortgage, and in the event of a foreclosure or other enforcement of any such Mortgage, or sale in lieu thereof, the purchaser at such foreclosure sale shall be bound to Tenant for the Term of this Lease and any extensions thereof, the rights of Tenant hereunder shall expressly survive, and this Lease shall in all respects continue in full force and effect so long as no Event of Default by Tenant has occurred and is continuing, provided, however, that any such transferee shall not he (i) bound by any payment of Basic Rent or Additional Rent made more than one (1) month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, but only to the extent such prepayments have been delivered to such transferee, (ii) bound by any amendment of this Lease made without the written consent of the holder of each Mortgage existing as of the date of such amendment, (iii) liable for damages for any breach, act or omission of any prior landlord, (iv) liable for any default by prior landlord under the Lease, or (v) subject to any offsets or defenses which Tenant might have against any prior landlord; provided, however, that after succeeding to Landlord's interest under this Lease, such transferee shall agree to perform in accordance with the terms of this Lease all obligations of Landlord arising after the date of transfer. So long as no Event of Default by Tenant has occurred and is continuing, Tenant shall not be named as a party defendant in any such foreclosure suit, except as may be required by law. Any Mortgage to which this Lease is now or hereafter subordinate shall provide, in effect, that during the time this Lease is in force (and provided that Tenant is not in default hereunder beyond applicable periods of notice and cure or, if Tenant is in such default, Landlord is not exercising its remedies hereunder), all Proceeds and Awards shall be permitted to be used for Restoration in accordance with the provisions of this Lease.

         (b) Subordination of Mortgage. Notwithstanding the provisions of
             -------------------------
Paragraph 16(a) above, the holder of any Mortgage to which this Lease is subject and subordinate, as provided in said Paragraph 16(a) shall have the right, at its sole option, at any time, to subordinate and subject such Mortgage, in whole or in part, to this Lease by recording a unilateral declaration to such effect,

         (c) Attornment. At any time prior to the expiration of the Term, Tenant
             ----------
agrees, at the election and upon demand of any owner of the Leased Premises, or of any Lender who has granted nondisturbance to Tenant pursuant to Paragraph 16(a) above, to attorn, from time to time, to any such owner or Lender, upon the then executory terms and conditions of this Lease, for the remainder of the Term originally demised in this Lease and for any renewal term hereunder, provided that such owner or Lender shall then be entitled to possession of the Leased Premises subject to the provisions of this Lease. The provisions of' this subdivision (c) shall inure to the benefit of any such owner or Lender, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the foreclosure of the Mortgage, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions.

         17. Assignment. Subleasing.
             ----------------------

         (a) Assignment: Subletting. Tenant shall have the right to assign (but
             ----------------------
not to mortgage or otherwise encumber) its interest in this Lease and sublet the Leased Premises or any part thereof, without obtaining the prior written consent of Landlord (but subject to the notice provisions of subsection (b) below), provided that Tenant remains fully liable under the terms and conditions of this Lease. Tenant shall not mortgage or encumber its interest under this Lease without the prior written consent of Landlord and Lender, which consent shall not be unreasonably withheld, conditioned or delayed, subject to their then-current underwriting criteria for similar properties and transactions. Tenant shall deliver to Landlord a fully-executed duplicate original of any such assignment, sublease, encumbrance or other transfer within ten (10) days after Tenant's execution thereof. Any attempted assignment, transfer or other encumbrance of this Lease or all or any of Tenant's rights hereunder or interest herein not in accordance with this Paragraph 17 shall be void and of no force or effect. Landlord's collection or acceptance of Basic Rent or Additional Rent from any assignee shall not be construed either as waiving or releasing Tenant from any of its liabilities or obligations under this Lease as a principal and not as a guarantor or surety. As security for this Lease, Tenant hereby assigns to Landlord the rent due from any sublessee of Tenant. For any period during which there exists an Event of Default hereunder, Tenant hereby authorizes each such sublessee to pay said rent directly to Landlord as Basic Rent or Additional Rent hereunder upon receipt of notice from Landlord specifying same.

         (b) Notice to Landlord. If at any time during the Term hereof Tenant
             ------------------
desires to assign, sublet or mortgage all or part of this Lease or the Leased Premises, Tenant shall give notice to Landlord in writing containing: the identity of the proposed assignee or other party and a description of its business experience and financial condition; the terms of the proposed assignment, sublease, mortgage or other transaction; the commencement date of the proposed assignment, sublease or other transaction; and those portions of the Leased Premises proposed to be assigned, sublet or otherwise encumbered. Anything herein to the contrary notwithstanding, if a proposed assignee, sublessee, or a leasehold mortgagee shall be an entity or person with whom Landlord cannot legally do business pursuant to the USA Patriot Act, P.L. 107-5G, Landlord shall so notify Tenant in writing, and Tenant shall not enter into the proposed transaction with such entity or person.

         (c) Restrictions and Obligations Extend to Transferees. All
             --------------------------------------------------
restrictions and obligations imposed pursuant to this Lease on Tenant shall be deemed to extend to any subtenant, assignee, licensee, concessionaire or other occupant or transferee, and Tenant shall cause such person or entity to comply with such restrictions and obligations. Any assignee shall be deemed to have assumed the obligations hereof as if such assignee had originally executed this Lease and at Landlord's request shall execute promptly a document confirming such assumption. Each sublease is subject to the condition that if the Term hereof is terminated or Landlord succeeds to Tenant's interest in the Leased Premises by voluntary surrender or otherwise, at Landlord's option, the sublease shall not terminate as a matter of law and the subtenant shall be bound to Landlord for the balance of the term of such sublease and shall attorn to and recognize Landlord as its landlord under the then executory terms of such sublease.

         (d) Development Space. Landlord recognizes that there may currently be
             -----------------
constructed or Tenant may intend to construct new or redevelop existing leasable space (improved or unimproved) (the "Development Space") at the Leased Premises, which Development Space is or shall be either one or more separate parcels or buildings or buildings connected to the other Improvements but separated therefrom by a demising wall, for the specific purpose of generating sublease income to the Tenant. Any such Development Space shall he constructed at Tenant's sole cost and expense, and such construction shall be deemed an Alteration under this Lease and shall be performed in accordance with the terms of this Lease, however, Landlord agrees that Paragraph 11(b)(v) shall not apply to the construction of the Development Space. Landlord agrees for itself, its successors and assigns, promptly upon Tenant's request, to enter into a nondisturbance and attornment agreement with any Qualified Subtenant, as defined below, of the Development Space upon the terms described below, pursuant to which Landlord shall agree, for so long as such Qualified Subtenant is not in default under its Qualified Sublease, as defined below, that the Qualified Sublease shall not be terminated as a result of any termination of this Lease and such Qualified Subtenant's use and occupancy of the premises demised pursuant to the Qualified Sublease shall not be disturbed by Landlord, and pursuant to which such Qualified Subtenant shall agree to attorn to Landlord or its successor as landlord under the Qualified Sublease upon any termination of this Lease. Said agreement shall further provide that nothing therein contained shall impose any obligation on the Landlord, the then owner or the Lender to (a) return or apply any security deposited under such sublease, unless such security shall be transferred and turned over to the Landlord, such then owner or Lender or its Successors, (b) expend any sums to make any installations or alterations provided to be made by the landlord under said sublease or reimburse the Tenant under said sublease for any installations or alterations made by it, (c) be liable for any act or omission of any prior landlord except that the foregoing shall not prevent any subtenant's exercising any right of termination as the result of any continuing default of the prior landlord relating to its repair, maintenance or service obligations under the Qualified Sublease, (d) be subject to any offsets or defense which such subtenant might have against any prior landlord, (e) be bound by any rent or additional rent which such subtenant might have paid for more than the current rent (which shall not be paid more than one month in advance) to any prior landlord, or (f) be bound by any amendment or modification of the sublease made without the prior written consent of Landlord, the terms of which amendment or modification if included in the original sublease would have prevented such sublease from meeting the criteria for a Qualified Sublease. Any Subtenant under a Qualified Sublease, as defined below, is a "Qualified Subtenant.".

         (e) Definitions. For purposes of paragraph 17 below, the following
             -----------
definitions shall apply:

                  (i) The sublease for which Tenant requests nondisturbance as a Qualifying Sublease shall be the "Subject Sublease;"

                  (ii) The proposed effective date of the Subject Sublease shall be the "Start Date;"

                  (iii) Subleases previously qualified hereunder as "Qualifying Subleases" shall be "Existing Qualifying Subleases;"

                  (iv) Of all Existing Qualifying Subleases and the Subject Sublease, the sublease with the longest term (including any renewal terms) shall be the "Benchmark Sublease;"

                  (v) The last day of the term of the Benchmark Sublease shall be the "End Date;"

                  (vi) The portion of the Leased Premises not subject to any Existing Qualifying Sublease or proposed to be subject to the Subject Sublease shall be the "Prime Portion;"

                  (vii) Each portion of the Leased Premises subject to any Existing Qualifying Sublease (or proposed to be subject to the Subject Sublease) other than the Benchmark Lease shall be a "Secondary Portion;"

                  (viii) The Existing Qualifying Sublease burdening any Secondary Portion shall he the "Related Sublease" with respect to such Secondary Portion (and the Subject Sublease shall be the "Related Sublease" with respect to the Secondary Portion proposed to be burdened thereby);

                  (ix) The "Present Value" of a stream of rental income shall be the value of such stream of income discounted for the value of money discounted at the Discount Rate; and

                  (x) The "Rental Value" of any Secondary Portion or the Prime Portion shall be the Present Value of the fair market rental value for the period of time at issue, as established by the written report of a qualified commercial real estate appraiser having at least ten years experience in the Knoxville, Tennessee, real estate market, employing consistent methodology, delivered to Landlord by Tenant at the time Tenant requests nondisturbance from Landlord hereunder.

         (f) Qualified Sublease. With respect to any Development Space, a
             ------------------
"Qualified Sublease" shall be any sublease of the Development Space, or any portion thereof,

                  (i) that requires the tenant thereunder to pay basic rent that does not decrease over time (including any possible decrease based upon an "escalator" or other adjustment mechanism),

                  (ii) the term of which (including any renewal periods) does not extend beyond the last day of the last renewal term which becomes effective hereunder,

                  (iii) wider which the tenant has not paid or is not required to pay any one-time rental payment or other "up-front" payment the effect of which is to front-end load the lease payments,

                  (iv )    the Present Value of the net rent payable under
         which, when added to:

                           (A) the Present Value of the net rent(s) payable
                  (commencing on Start Date) under each Existing Qualifying Sublease,

                           (B) the Rental Value of the Prime Portion calculated
                  for the period beginning with the Start Date and ending with the End Date, and

                           (C) the aggregate Rental Value(s) of the Secondary
                  Portions, each calculated for the period beginning with the expiration of its Related Sublease and ending with the End Date,

is at least equal to the Present Value of the rental rate payable hereunder for the period commencing on the Start Date and ending on the End Date, as if the rental rate hereunder continued through the End Date, if such is not the case, and

         (v) exculpates the Landlord, its successor and assigns (including any mortgagee of Landlord or purchaser at sale pursuant to foreclosure under any mortgage granted by Landlord) from all personal liability whatsoever under the Qualified Sublease regardless of whether Landlord or such successor or assign becomes the landlord under the Qualified Sublease, and

         (vi) requires such Qualified Subtenant to maintain the nonstructural components of the premises demised thereunder in accordance with the maintenance standards set forth in this Lease.

         (vii) Upon the occurrence of an Event of Default under this Lease, landlord shall have the right to collect and enjoy all rents and other sums of money payable under any sublease of any of the Leased Premises, and Tenant hereby irrevocably and unconditionally assigns such rents and money to Landlord, which assignment may be exercised upon and after (but not before) the occurrence of an Event of Default and any notice and opportunity to cure set forth herein.

         18. Permitted. .Contests. Notwithstanding any provision of this Lease
             ---------------------
to the contrary, Tenant shall not be required to (i) pay any Tax, (ii) comply with any Legal Requirement, or (iii) discharge or remove any lien on the Leased Premises, so long as Tenant shall contest, in good faith and at its expense, the existence, the amount or the validity thereof, the amount of the damages caused thereby, or the extent of its or Landlord's liability therefor, by appropriate proceedings which shall operate during the pendency thereof to prevent (v) the collection of, or other realization upon, the Tax or lien so contested, (w) the sale, forfeiture or loss of any of the Leased Premises, any Basic Rent or any Additional Rent to satisfy the same or to pay any damages caused by the violation of the same, (x) any interference with the use or occupancy of any of the Leased Premises, (y) any interference with the payment of any Basic Rent or any Additional Rent, and (z) the cancellation of any Property Insurance or other insurance policy. Landlord hereby appoints Tenant as its attorney-in-fact for the purpose of such contests and agrees to cooperate with Tenant and sign any documents reasonably required to assist Tenant with such contests. In no event shall Tenant pursue any contest with respect to any Tax, Legal Requirement, or lien referred to above in such manner that exposes Landlord to any criminal or material civil liability, penalty or sanction for which Tenant has not made provisions reasonably acceptable to Landlord and lender. Tenant shall be deemed to have made provisions reasonably acceptable to Landlord if Tenant shall have provided Landlord as security for such contest, an amount of cash or bond equal to 125% of the amount being contested, or other security satisfactory in the reasonable opinion of Landlord, in assuring the payment, compliance, discharge, removal or other action, including all costs, attorneys' fees, interest and penalties, in the event that the contest is unsuccessful. No such security shall be required if the amount involved in the contest shall not exceed one tenth (1/10th) of one percent (1%) of the Tangible Net Worth of Tenant, as determined by its most recent publicly filed financial statements (10Q and 10K). While any such proceedings are pending and the required security is held by Landlord, Landlord shall not have the right to pay, remove or cause to be discharged the Tax, Legal Requirement or lien thereby being contested unless Landlord reasonably believes that any one or more of the conditions in subdivisions (v) through (z) of this paragraph shall not be prevented dining the pendency of the contest. Tenant further agrees that each such contest shall be promptly and diligently prosecuted to a final conclusion, except that Tenant shall, so long as all of the conditions of the first sentence of this Paragraph 18 are at all times complied with, have the right to attempt to settle or compromise such contest through negotiations and, in any event, any and all such contests shall be prosecuted to a final conclusion prior to the end of the Term hereof. Tenant shall pay any and all judgments, decrees and costs (including costs incurred by landlord) (including all attorneys' fees and expenses, including appellate fees and expenses) in connection with any such contest and shall, promptly after the final determination of such contest, folly pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, and perform all acts the performance of which shall be ordered or decreed as a result thereof.

         19.      Default. The occurrence of any one or more of the following
                  -------
events shall constitute an Event of Default under this Lease:

         (a) Tenant's failure to make when due any payment of Basic Rent, Additional Rent or other sum; provided, however, no Event of Default shall be deemed to have occurred unless such failure continues for a period of five (5) business days after written notice thereof from Landlord.

         (b) Tenant's failure to duly perform and observe, or Tenant's violation or breach of, any other provision hereof if such failure shall continue for a period of thirty (30) days after notice thereof is given by Landlord or Lender, or if such failure cannot be cured within such period of thirty (30) days, such period shall be extended for such longer time as is reasonably necessary provided that Tenant has commenced to cure such default within said period of thirty (30) days and is actively, diligently and in good faith proceeding with continuity to remedy such failure; but in no event shall such cure period be longer than sixty (60) days, as may be extended by one (1) day for each day an event of force majeure exists; provided, however, that such cure period shall not prevent Landlord's availing itself of its rights to enter onto the Leased Premises and remedy any such failure (at Tenant's expense) if, in Landlord's sole reasonable discretion, such failure raises a life/safely issue with respect to the Leased Premises or its occupants or visitors, including but not limited to, a threat of personal injury or continuing physical injury to the Leased Premises or an emergency situation where a release, discharge, spill or leak of Hazardous Materials in violation of Paragraph 26 or a violation of applicable Environmental Requirements constitutes more than a deminimus threat to human health, safety or the environment or is reasonably anticipated to materially adversely affect the value of the Leased Premises.

         (c) Tenant shall (i) voluntarily be adjudicated a bankruptcy or insolvent, or (ii) consent to the appointment of a receiver or trustee for itself or for any of the Leased Premises, (iii) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, or (iv) make a general assignment for the benefit of creditors.

         (d) A court shall enter an order, judgment or decree appointing a receiver or trustee for Tenant, or for any of the Leased Premises or approving a petition filed against Tenant, which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain in force, undischarged or unstayed, sixty
(60) days after it is entered.

         (e) Tenant shall in any insolvency proceedings be liquidated or dissolved or shall begin proceedings towards its liquidation or dissolution.

         (f) The estate or interest of Tenant in any of the Leased Premises shall be levied upon or attached in any proceeding and such estate or interest is able to be sold or transferred or such process shall not be vacated or discharged within sixty (60) days after such levy or attachment.

         (g) Any subletting, assignment, transfer, mortgage or other encumbrance of the Leased Premises or this Lease not permitted by Paragraph 17.

         (h) A final, non-appealable judgment for the payment of money in excess of One Million Dollars ($1,000,000.00) not fully covered by insurance is rendered against Tenant or any Affiliate conducting business at or from the Leased Premises, and the same has not been discharged, vacated, bonded, appealed or stayed within thirty (30) days after rendering of the same or prior to levy and execution; whichever is earlier.

                  (i) Any failure to maintain the insurance required pursuant to Paragraph 13 above, which failure continues for three (3) business days after Landlord gives written notice thereof to Tenant.

                  (j) Tenant's failure to maintain the Leased Premises as required herein as a result of Tenant's abandonment of the Leased Premises.

         20. Landlord's Remedies. After the occurrence of an Event of Default by
             -------------------
Tenant, Landlord shall have the right to exercise the following remedies:

         (a) Landlord may, at its option, continue this Lease in full force and effect, without terminating Tenant's right to possession of the Leased Premises, in which event Landlord shall have the right to collect Basic Rent and all other Additional Rent and charges when due. In the alternative, Landlord shall have the right to peaceably re-enter the Leased Premises without such re-entry being deemed a termination of the Lease or an acceptance by Landlord of a surrender thereof. Landlord shall also have the right, at its option, from time to time, without terminating this Lease, to relet the Leased Premises, or any pan thereof, with or without legal process, as the agent, and for the account, of Tenant upon such terms and conditions as Landlord may deem advisable (which terms may be materially different from the terms of this Lease), in which event the rents received on such retesting shall be applied (i) first to the reasonable and actual expenses of such retching and collection, including, without limitation, necessary renovation and alterations of the Leased Premises, reasonable and actual attorneys' fees and any reasonable and actual real estate commissions paid, and (ii) thereafter toward payment of all sums due or to become clue to Landlord hereunder. If a sufficient amount to pay such expenses and sums shall not be realized or secured, then Tenant shall pay Landlord any such deficiently monthly, and Landlord may bring an action therefor as such monthly deficiency shall arise. Landlord shall not, in any event, be required to pay Tenant any sums received by Landlord on a reletting of the Leased Premises in excess of the Basic Rent provided in this Lease, but such excess shalt reduce any accrued present or future obligations of Tenant hereunder. Landlord's re-entry and reletting of the Leased Premises without termination of this Lease shall not preclude Landlord from subsequently terminating this Lease as set forth below.

         (b) Landlord may terminate this Lease by written notice to Tenant specifying a date therefor, which shall be no sooner than thirty (30) days following the date of such notice to Tenant, and this Lease shall then terminate on the date so specified as if such date had been originally fixed as the expiration date of the Term. In the event of such termination., Landlord shall be entitled to recover from Tenant the worth at the time of the award of all of the following:

         (i) Any obligation hereunder which has accrued prior to the date of termination, plus,

         (ii) The amount by which the unpaid Basic Rent and all other charges which would have accrued after termination until the time of award exceeds the amount of any sums which Landlord has (or Tenant proves that Landlord could reasonably have) received in mitigation, plus

         (iii) The amount by which the unpaid Basic Rent for the balance of the Term (excluding any unexercised option periods or portions thereof) after the time of award exceeds the amount of such rental loss that Tenant demonstrates could be reasonably avoided by Landlord.

Landlord shall not have any duty to mitigate its damages hereunder (including, but not limited to, any duty to relet or release the Leased Premises), regardless of the use of mitigation costs in the calculations described above.

         As used in this Paragraph 20(b) the term, "worth at the time of the award" shall be computed by allowing simple interest at the Default Rate for past due obligations, and employing a discount rate equal to the Discount Rate on anticipated future obligations, on the amount of the obligations payable on the date of such calculation. In the event this Lease shall be terminated as provided above, by summary proceedings or otherwise, Landlord, its agents, servants or representatives may immediately or at any time thereafter peaceably re-enter and restore possession of the Leased Premises and remove all persons and property therefrom, by summary dispossession proceedings.

         (c) Landlord may recover from Tenant, and Tenant shall pay to Landlord upon demand, as Additional Rent hereunder such reasonable and actual expenses as Landlord may incur in recovering possession of the Leased Premises, placing the same in good order and condition and repairing the same for reletting, and all other reasonable and actual expenses, commissions and charges incurred by Landlord in exercising any remedy provided herein or as a result of any Event of Default by Tenant hereunder (including, without limitation, attorneys' fees), provided, however, that in no event shall Tenant be obligated to compensate Landlord for any speculative or consequential damages caused by Tenant's failure to perform its obligations under this Lease.

         (d) The various rights and remedies reserved to Landlord herein are cumulative, the rights and remedies described in Paragraphs 20(a)-(d) shall survive termination of this Lease and Landlord may pursue any and all such rights and remedies and any other rights and remedies available to Landlord tinder applicable law or equity, whether at the same time or otherwise (to the extent not inconsistent with specific provisions of this Lease); provided, however, that no remedy of termination shall be available to Landlord under this Lease except as expressly set forth in Paragraph 20(b) after the occurrence of an Event of Default. Notwithstanding anything contained herein to the contrary, in the event of a non-monetary Event of Default only, Landlord expressly waives its right to forcibly dispossess Tenant from the Leased Premises, whether peaceably or otherwise, without judicial process, such that Landlord shall not be entitled to any "commercial lockout" or any other provisions of applicable law which permit landlords to dispossess tenants from commercial properties without the benefit of judicial review. No such waiver shall apply to a monetary Event of Default hereunder. Upon any termination of this Lease, Tenant shall be entitled to remove, at its sole cost and expense, its Inventory and Trade Fixtures from the Leased Premises.

         21. Notices. All notices, demands, requests, consents, approvals,
             -------
offers, statements and other instruments or communications required or permitted to be given pursuant to the provisions of this Lease (collectively "Notice" or "Notices") shall be in writing and shall be deemed to have been given for all purposes (i) three (3) days after having been sent by United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at its address as stated below, or (ii) one (1) day after having been sent by Federal Express or other nationally recognized air courier service, to the addresses stated below:

         (a) Landlord. If to Landlord, at the address set forth on the first page of this Lease, with copies to Hunter, Maclean, Exley & Dunn, P.C., 200 East Saint Julian Street, Savannah, Georgia 31401, Attention: Dorothea Summerell, Attorney-at-Law.

         (b) Tenant. If to Tenant, at the address set forth on the first page of this Lease, Attention: Real Estate Department, with copies to: the Corporate Secretary and to IvicGuircWoods L.L.P., One James Center, 901 East Cary Street, Richmond, Virginia 23219, Attn: T. Craig Harmon, Esq.

If any Lender shall have advised Tenant by Notice in the manner aforesaid that it is the holder of a Mortgage and stating in said Notice its address for the receipt of Notices, then simultaneously with the giving of any Notice by Tenant to Landlord, Tenant shall serve one or more copies of such Notice upon Lender in the manner aforesaid. For the purposes of this Paragraph, any party may substitute its address by giving fifteen (15) days' notice to the other party in the manner provided above.

         22. Memorandum of Lease; Estoppel Certificates. Tenant shall execute,
             ------------------------------------------
deliver and record, file or register from time to time all such instruments as may be required by any present or future law in order to evidence the respective interests of Landlord and Tenant in any of the Leased Premises, and shall cause a memorandum of this Lease, and any supplement hereto or to such other instrument, if any, as may be appropriate, to be recorded, filed or registered and rerecorded, refiled ore re-registered in such manner and in such places as may be required by any present or future law in order to give public notice and protect the validity of this Lease. In the event of any discrepancy between the provisions of said recorded memorandum of this Lease or any other recorded instrument referring to this Lease and the provisions of this Lease, the provisions of this Lease shall prevail. Tenant shall, at any time and from time to time, upon not less than twenty (20) days' prior written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing, executed by Tenant or, if other than an individual, by a President, Vice President or authorized general partner, principal officer or agent of Tenant certifying (i) that this Lease is unmodified and in full effect (or, if three have been modifications, that this Lease is in full effect as modified, setting forth such modifications), (ii) the dates to which Basic Rent payable hereunder has been paid, (iii) that no default by Landlord exists hereunder or specifying each such default; (iv) the remaining Term hereof, and (v) there are no proceedings pending or threatened against Tenant before or by any court or administrative agency which if adversely decided would materially and adversely affect the financial condition and operations of Tenant or if any such proceedings are pending or threatened to said party's knowledge, specifying and describing the same. It is intended that any such statements may be relied upon by Lender, the recipient of such statements or their assignees or by any prospective mortgagee or purchaser of the Leased Premises.

         23. Surrender. Upon the expiration or earlier termination of this
             ---------
Lease, Tenant shall peaceably leave and surrender the Leased Premises (except as to any portion thereof with respect to which this Lease has previously terminated) to Landlord in the same condition in which the Leased Premises were originally received from Landlord at the commencement of this Lease, except as to any repair or Alteration as permitted or required by any provision of this Lease, and except for ordinary wear and tear and damage by fire, casualty or condemnation but only to the extent Tenant is not required to repair the same hereunder. Tenant may remove at Tenant's sole cost and expense from the Leased Premises on or prior to the expiration or earlier termination of this Lease, Tenant's Trade Fixtures, Inventory and any personal property which is owned by Tenant or third parties other than Landlord, and Tenant at its expense shall, on or prior to such expiration or earlier termination of this Lease, repair any damage caused by such removal. Tenant's Trade Fixtures and personal property not so removed at the expiration of the Term or within thirty (30) days after the earlier termination of the Term for any reason whatsoever shall become the property of Landlord, and Landlord may thereafter cause such property to be removed from the Leased Premises. Landlord shall not in any manner or to any extent he obligated to reimburse Tenant for any property that becomes the property of Landlord in the manner set forth in the proceeding sentence. Upon such expiration or earlier termination of the Tenn hereof; no party shall have any further rights or obligations hereunder except as specifically provided herein.

         24. No Merger of Title. There shall be no merger of this Lease nor of
             ------------------
the leasehold estate created by this Lease with the fee estate in or ownership of any of the Leased Premises by reason of the fact that the same person, corporation, firm or other entity may acquire or hold or own, directly or indirectly, (i) this Lease or the leasehold estate created by this Lease or any interest in this Lease or in such leasehold estate and (ii) the fee estate or ownership of any of the Leased premises or any interest in such fee estate or ownership. No such merger shall occur unless and until all persons, corporations, firms and other entities having any interest in (x) this Lease or the leasehold estate created by this Lease and (y) the fee estate in or ownership of the Leased Premises including, without limitation, Lender's interest therein, or any part thereof sought to be merged shall join in a written instrument effecting such merger and shall duly record the same.

         25. Landlord Exculpation. Anything contained herein to the contrary
             --------------------
notwithstanding, any claim based on or in respect of any liability of Landlord under this Lease shall be enforced only against the Landlord's interest in the Leased Premises and shall not be enforced against the Landlord individually or personally.

         26. Hazardous Substances.
             --------------------

         (a) Tenant's Representations. As a material inducement for Landlord to
             ------------------------
enter into this Lease, Tenant represents and warrants that (i) except as may be permitted by applicable law, throughout the Term of this Lease (A) Tenant will not permit the release, discharge, disposal or spill of any Hazardous Materials (as defined below) in, on, under or migrating from the Leased Premises in concentrations that exceed the applicable state, local or federal assessment, remediation or monitoring Environmental Requirements and (B) no part of the Leased Premises will be used by Tenant or others to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Materials (but notwithstanding the foregoing, nothing in this Paragraph 26 shall prevent the storage, handling, and use to the extent necessary and customary in normal automobile sales and maintenance operations of petroleum products, automotive fluids, and such other Hazardous Materials, provided that the same are used, handled, stored, labeled, and disposed of in accordance with applicable Environmental Requirements), and Tenant represents and warrants that it will at all times comply with applicable Environmental Requirements governing Hazardous Materials and (ii) Tenant will not suffer or permit any activity in, at or from all or any part of the Leased Premises that will cause or contribute to pollution (by petroleum or petroleum products, or otherwise) of the Leased Premises in whole or in part or any other property in concentrations requiring assessment, remediation or monitoring by Tenant, Landlord or their respective successors or assigns under the applicable federal, state or local Environmental Requirements. "Hazardous Materials" shall mean all materials which because of their quantity, concentration or physical, chemical or infectious characteristics may cause or pose a present or potential hazard to human health or the environment when improperly handled, treated, stored, transported, disposed of or otherwise managed. The term shall include (without limitation) all petoleum, petroleum products, explosives, radioactive materials, hazardous wastes, hazardous or toxic substances, any material containing 1% or more asbestos by weight or any other substance or material now or hereafter defined as a "hazardous" or "toxic" substance, material or product by the U.S. Environmental Protection Agency or the state in which the Leased Premises is located under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), the Resource Conservation and Recovery Act (RCRA), the Toxic Substances Control Act (TSCA), the Federal Water Pollution Control Act (FWPCA) or comparable state statutes and other Environmental Requirements (as defined below). Tenant shall comply fully with all Environmental Requirements. `"Environmental Requirements" shall mean the above-referenced statutes and all other applicable laws (whether federal, state or local) pertaining to the protection of human health and the environment, including (without limitation) employee and community right-to-know laws and all laws regarding the use, generation, storage, transportation, treatment, disposal or other handling of Hazardous Materials.

         (b) Tenant's Remediation. If during the Lease Term any Hazardous
             --------------------
Materials are dumped, released, discharged, spilled or leaked onto or into the Leased Premises or found to be contaminating the Leased Premises (or if a party has reasonable cause to believe that such dumping, releasing, discharge, spilling or leak may have occurred or that such Hazardous Materials may be contaminating the Leased Premises), the party will notify the other party in writing (except in cases of an emergency, in which event the party shall have the right to take action without written notice as provided herein) as to the matter in question. In such event or at any other time as may be requested by Landlord, the parties will cooperate in having reasonable examinations, tests or investigations performed at Tenant's expense to determine the extent of the problem and nature of appropriate corrective action (or if Tenant fails to cause such examinations or investigations to be performed after notice of the required action Landlord will have the right to perform them on Tenant's behalf and at Tenant's expense). If such examinations demonstrate that the Leased Premises is contaminated by Hazardous Materials at levels requiring remedial action under applicable laws, Tenant will have 30 days (or such longer time as may be reasonably necessary under the circumstances or such lesser time as may be required by emergency conditions, by law, regulation or judicial order, or by any governmental entity, whichever is sooner) after written notice from Landlord to rcmediatc such contamination as required by applicable law and (to the extent necessary) to restore the Leased Premises to prior condition but with new non-Hazardous Materials, failing which Landlord may either terminate this Lease on written notice to Tenant or take all action deemed necessary by Landlord in Landlord's reasonable discretion to effect such elimination and (to the extent necessary) restoration. If Landlord elects the latter, upon request and as Additional Rent, Landlord will be entitled to receive from Tenant all reasonable costs and expenses in any way associated therewith, plus interest at the Default Rate.

         (c) Tenant's Indemnity. Tenant, for itself, its successors and assigns,
             ------------------
hereby agrees to defend, indemnify, hold harmless and reimburse Landlord, its successors and assigns, and any Lender from, against and for any and all damages (excluding consequential damages other than for diminution in value), claims, demands, liabilities, losses, penalties and expenses (including, without limitation, court costs and reasonable attorneys' fees), including, without limitation, any diminution in the value of the Leased Premises, which arc in any manner caused in whole or in part by the presence of any Hazardous Materials on or about the Leased Premises or the failure of Tenant or any subtenant, agent, employee or contractor of Tenant or the Leased Premises to comply with any Environmental Requirements, whether or not the same are known to or caused by Tenant and whether the same occur during the term of this Lease, any time prior to the term of this Lease or, with respect to any occurrence or condition on or about the Leased Premises which is caused by any condition, act or omission prior to the expiration of this Lease, after the term of the Lease, except to the extent of the gross negligence or willful misconduct of Landlord, its successors or assigns. This indemnity shall survive the termination, expiration or forfeiture of this Lease.

         (d) Landlord's Cooperation. Unless an Event of Default shall exist
             ----------------------
hereunder or Tenant shall not be diligently performing its obligations under subsections (b) and (c) above, Landlord agrees to cooperate with Tenant in connection with (i) any claim Landlord and/or Tenant may have against any third party for the cost of any remediation conducted or to be conducted on, in and under the Leased Premises or with respect to any damage caused to the Leased Premises, and (ii) any insurance covering such remediation and/or damage to the Leased Premises. Landlord hereby assigns to Tenant any and all rights, claims or causes of action Landlord may have with against such third party or in connection with such insurance to the extent of any sums paid by Tenant in fulfillment of its obligations under subsections (b) and (c) above except to the extent that such rights, claims, causes of action or insurance proceeds are necessary to fully compensate Landlord with respect to any such remediation or damage to the Leased Premises. Tenant agrees to pay all Landlord's out-of-pocket costs incurred by Landlord in connection with such cooperation.

         (e) Underground Storage Tanks. Notwithstanding anything contained in
             -------------------------
Paragraph 26 to the contrary, but subject to the indemnity obligations set forth above, Tenant shall have the unqualified right to install, maintain and operate underground storage tanks to hold petroleum as necessary for normal retail automobile sales and maintenance operations provided that installation, maintenance and operation of such underground storage tanks are carried out in accordance with all Environmental Requirements.

         27. Entry by Landlord. Landlord and its authorized representatives
             -----------------
shall have the right upon reasonable notice (which shall be not less than 48 hours except in the case of emergency) to enter the Leased Premises at all reasonable business hours (and at all other times in the event of an emergency) for (i) the purpose of inspecting the same or for the purpose of doing any work under Paragraph 9, and may take all such action thereon as may be necessary or appropriate for any such purpose (but nothing contained in this Lease or otherwise shall create or imply any duty upon the part of Landlord or Lender to make any such inspection or do any such work), and (ii) the purpose of showing the Leased Premises to prospective purchasers and mortgagees and, at any time within six (6) months prior to the expiration of the Term of this Lease, for the purpose of showing the same to prospective tenants. No such entry shall constitute an eviction of Tenant but any such entry shall be done by Landlord in such reasonable manner as to minimize any disruption of Tenant's business operation on the Leased Premises.

         28. Statements. Tenant shall submit to Landlord (i) within forty five
             ----------
(45) days of the end of each of the first three (3) fiscal quarters of each fiscal year of Tenant, quarterly balance sheets and income and cash flow statements for Tenant (the "Quarterly Statements"), each audited by an independent certified public accountant; (ii) within ninety (90) days of the end of each fiscal year of Tenant, audited financial statements for Tenant (the "Annual Statements"), audited by an independent certified public accountant. Quarterly IOQs of Tenant as filed with the Securities and Exchange Commission shall satisfy the requirements contained in (i) herein. Copies of Tenant's l Oks filed with the Securities and Exchange Commission will satisfy the requirement contain in (ii) herein. The obligations of Tenant herein shall continue whether or not this Lease shall have been assigned.

         29. No Usurv. The intention of the parties being to conform strictly to
             --------
the usury laws now in force in the State, whenever any provision herein provides for payment by Tenant to Landlord of interest at a rate in excess of the legal right permitted to be charged in such State, such interest rate herein provided to be paid shall be deemed reduced to such legal interest rate.

         30. Broker. Landlord and Tenant represent and warrant to each other
             ------
that neither party negotiated with any broker in connection with this Lease and that this Lease was negotiated directly by Landlord and Tenant. Each party hereby agrees to indemnify the other against all claims, damages, costs and expenses incurred by the indemnified party as a result of the breach of the foregoing representation or warranty by the indemnifying party.

         31. Waiver of Landlord's Lien. Landlord hereby waives any Landlord's
             -------------------------
lien or similar lien upon Trade Fixtures and any inventory of Tenant, regardless of whether such lien is created or otherwise. Landlord agrees, at the request of Tenant, to execute a waiver of any such Landlord's or similar lien for the benefit of any present or future holder of a security interest in or lessor of any Trade Fixtures or any inventory of Tenant. Landlord acknowledges and agrees in the future to acknowledge (in a written form reasonably satisfactory to Tenant) to such persons and entities at such times and for such purposes as Tenant may reasonably request that the Trade Fixtures are Tenant's property and not part of the Improvements (regardless of whether or to what extent such Trade Fixtures are affixed to the Improvements) or otherwise subject to the terms of this Lease.

         32. No Waiver: Consents. No delay or failure by either party to enforce
             --------------------
its rights hereunder shall be construed as a waiver, modification or relinquishment thereof. Any consent or approval required by any party under this Lease shall be deemed given if such party does not respond within ten (10) business days after notice. Except to the extent any provision herein specifically provides that a party has sole or absolute discretion, the consent or approval of any party herein shall not be unreasonably withheld, conditioned or delayed.

         33. Separability. If any term of provision of this Lease or the
             ------------
application thereof to any provision of this Lease or the application thereof to any persons or circumstances shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to person or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

         34. Indemnification. Tenant agrees to defend, pay, protect, indemnify,
             ---------------
save and hold harmless Landlord and Lender from and against any and all liabilities, losses, damages, penalties, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature whatsoever, howsoever caused, arising from any of the Leased Premises or the use, non-use, occupancy, condition, design, construction, maintenance, repair or rebuilding of any of, or otherwise relating to, the Leased Premises, and any injury to or death of any person or persons or any loss of or damage to any property, real or personal, in any manner arising therefrom connected therewith or occurring thereon (collectively, "Losses"), whether or not Landlord has or should have knowledge or notice of the defect or conditions, if any, causing or contributing to said Loss. In case any action or proceeding is brought against Landlord or Lender by reason of any such Loss, Tenant covenants upon written notice from Landlord or Lender requesting the same to defend Landlord and Lender in such action, with the expenses of such defense paid by Tenant, and Landlord or Lender will cooperate and assist in the defense of such action or proceeding if reasonably requested to do so by Tenant. The obligations of Tenant under this Paragraph 34 shall survive any termination of this Lease with respect to Losses identified in reasonable detail by the Claim Deadline, as defined below. The "Claim Deadline" shall be:

          (x) to the extent of any indemnification obligation arising as a result of the claim by a third party against Landlord or Lender, or the claim of a third party against the Leased Premises, the date that is 30 days after the later of (i) the expiration of the period during which such third party claim may be brought under the applicable statute of limitations or (ii) the date which is two (2) years after the expiration or earlier termination of this Lease;

         (y) except as set forth in (z) below, with respect to any indemnification obligation of Tenant not described in subparagraph (a) above, the day that is two (2) years after the expiration or earlier termination of this Lease;

         (z)  with respect to any indemnification obligation of Tenant under
Section 26 above, there shall be no Claim Deadline.

         35. Easements, Zoning. and Entitlements.
             -----------------------------------

         (a) Easements. Landlord agrees to enter into with Tenant, at Tenant's
             ---------
expense including payment of Landlord's reasonable attorneys' fees, such easements, covenants, waivers, approvals or restrictions for customary and standard utilities, parking or other matters as desirable for operation of the Leased Premises (collectively, "Easement") as requested by Tenant, subject to Landlord's approval of such Easement, which approval shall not be unreasonably withheld or delayed; provided, however, that no such Easement shall result in any diminution in the value or utility of the Leased Premises and farther provided that no such Easement shall render the use of the Leased Premises dependent upon any other property or condition the use of the Leased Premises upon the use of any other property, each of which Tenant shall certify to Landlord in writing delivered with Tenant's request with respect to such Easement. Tenant's request shall also include Tenant's written undertaking acknowledging that Tenant shall remain liable hereunder as a principal and not merely as a surety or guarantor notwithstanding the establishment of any Easement. If Landlord shall fail to approve or disapprove any such Easement within a period of thirty (30) days from receipt of Tenant's request for approval of the same, then Landlord shall be deemed to have approved such Easement.

         (b) Entitlements. Landlord agrees to allow Tenant, at Tenant's expense
             ------------
including payment of Landlord's reasonable attorneys' fees, if any, to seek such zoning variances, special use permits and other such entitlements as are desirable for operation of the Leased Premises (collectively, "Entitlements"); provided, however, that no such Entitlement shall result in any diminution in the value or utility of the Leased Premises and further provided that no such Entitlement shall restrict the use of the Leased Premises (other than those restrictions that relate only to Tenant's use of the Leased Premises, or that are, by their terms, effective only for so long as Tenant occupies the Leased Premises). Landlord hereby appoints Tenant as Landlord's attorney in fact for the purpose of executing any applications or other documentation with respect to any such Entitlements. Tenant acknowledges that Tenant shall remain liable under such Entitlements as a principal and not merely as a surety or guarantor notwithstanding the establishment of any Entitlement.

         36. Headings. The paragraph and section headings in this Lease are used
             --------
only for convenience in finding the subject matters and are not part of this Lease or to be used in determining the intent of the parties or otherwise interpreting this Lease.

         37. Modifications. This Lease may be modified, amended, discharged or
             -------------
waived only by an agreement in writing signed by the party against whom enforcement of any such modification, amendment, discharge or waiver is sought.

         38. Successors, Assigns. The covenants of this Lease shall run with the
             -------------------
Land and bind Tenant, the heirs, distributees, personal representatives, successors and permitted assigns of Tenant and all present and subsequent encumbrances and subtenants of any of the Leased Premises, and shall inure to the benefit of and bind Landlord, its successors and assigns. In the event there is more than one Tenant, the obligation of each shall be joint and several. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Leased Premises in possession at the time in question and in the event of any transfer or transfers of the title of the Leased Premises, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then cantor) shall be automatically freed and relieved from and after the date of such transfer and conveyance of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed.

         39. Counterparts. This Lease may be executed in several counterparts,
             ------------
which together shall be deemed one and the same instrument.

         40. Governing Law. This Lease shall be governed by and construed
             -------------
according to the laws of the State.

         41. WAIVER OF JURY TRIAL. LANDLORD AND TENANT HEREBY WAIVE THEIR
             --------------------
RESPECTIVE RIGHTS TO A JURY TRIM. UNDER THE LAWS OF THE STATE OF TENNESSEE OR OTHERWISE OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS LEASE, ANY OF THE RELATED DOCUMENTS, NY DEALINGS AMONG TENANT OR LANDLORD RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS LEASE OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED .MONO LANDLORD AND TENANT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (NCLUDING, WITHOUT LLMITATION, CONTRACT CI..AIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITNG, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS LEASE OR ANY RELATED TRANSACTIONS. N THE EVENT OF LITIGATION, THIS LEASE MAY BE FILED AS A WRITTEN CONSENT TO ATRIAL BY THE COURT.

         42. Attorneys' Fees. In the event of any action or proceeding by either
             ---------------
party against the other under this Lease, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees.

         43. Expansion Reimbursement Agreement. Landlord and Tenant have entered
             ---------------------------------
into an Expansion Reimbursement Agreement, dated of even date herewith, with respect to the Property. Landlord and Tenant hereby agree that in the event an amendment or modification to this Lease is required pursuant to the terms of the Expansion Reimbursement Agreement, Landlord and Tenant shall cooperate in good faith to enter into an amendment or modification to this Lease as so required.

[See next page for signatures]

         IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal as of die day and year first above written.

LANDLORD:

GENERAL ELECTRIC CAPITAL BUSINESS ASSET
FUNDING CORPORATION, a Delaware corporation
[GRAPHIC OMITTED][GRAPHIC OMITTED]


TENANT: CARMAX, INC.


By:_________________________________
Its:     Thomas W. Reedy, Jr., Vice President
            and Treasurer



EXHIBITS:

EXHIBIT "A"    LEASED PREMISES

EXHIBIT "B"    INITIAL BASE RENT

EXHIBIT "C"    TRADE FIXTURES

EXHIBIT "D"    HAZARD INSURANCE REQUIREMENTS

EXHIBIT "E"    FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT




IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal as of the day and year fast above written.

LANDLORD:

WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as Trustee of the GECBAF REAL ESTATE TRUST 2002-N under Trust Agreement dated as of November 1, 2002, as amended

By:
Its:


TENANT: CARMAX, INC.
                               [GRAPHIC OMITTED][GRAPHIC OMITTED]

Thomas W. Reedy, Jr., Vice President and Treasurer






EXHIBITS:

EXHIBIT "A"     LEASED PREMISES

EXHIBIT "B"     INITIAL BASE RENT

EXHIBIT "C"     TRADE FIXTURES

EXHIBIT "D"     HAZARD INSURANCE REQUIREMENTS

EXHIBIT "E"     FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                                    Exhibit A
                                    ---------

                                 LEASED PREMISES
                                 ---------------


SITUATED in District No. Six (6) of Knox County, Tennessee, and within the corporate limits of the City of Knoxville, Tennessee, and being known and designated as Lot 1R-1D, as shown on the map recorded as Instrument No. 200206140103217, formerly Lot IR-IA, in the Resubdivision of a portion of Lot IR-I, Turkey Creek, Phase I, as shown by map recorded as Instrument No. 200109170021516, all in the Knox County Register's Office, said lot being more particularly bounded and described by map aforesaid, to which map specific reference is hereby made for a more particular description.

                                    Exhibit B
                                    ---------

                               INITIAL. BASE RENT
                               ------------------

ONE MILLION FOUR THOUSAND SIXTY TWO AND 50/100 DOLLARS ($1,004,062.50)



                                    Exhibit C
                                    ---------

                                 TRADE FIXTURES
                                 --------------

Moveable Personal Property Equipment
Lifts
Alignment Racks
Spray Booths
Kiosks
12-Volt Accessory Racks Racking and Shelving
Cubicles
Counters

                                    Exhibit D
                                    ---------

                 HAZARD INSURANCE REQUIREMENTS (Sale/Leaseback)
                 ----------------------------------------------


NAME OF INSURED:           CarMax, Inc. and CarMax Auto Superstores, Inc.
---------------

INSURED MAILING ADDRESS:   4900 Cox Road
-----------------------    Glen Allen, VA 23060


PROPERTY ADDRESS(s):       Location 17241
--------------------
                           11225 Parkside Drive
                           Knoxville, TN 37922


ADDITIONAL INSURED(S):


         GENERAL ELECTRIC CAPITAL BUSINESS ASSET FUNDING CORPORATION, a Delaware corporation, 10900 NE 40' Street, Suite 500, Bellevue, Washington 98004

LEASE NO.:                 001-TBA-001
----------

INSURANCE REQUIREMENTS:
----------------------

HAZARD INSURANCE:
----------------

         Evidenced on Form Acord 27 - Evidence of Insurance, naming General Electric Capital Business Asset Funding Corporation, its Successors and/or Assigns, as Additional Insured as respects the subject property.

         Perils.: All Risk/ Special Form, Business Interruption, Boiler and
         ------
         Machinery, and if applicable, Flood and Earthquake Insurance.
                        -------------


         Values: 100% Replacement cost value of property/Limit of $100,000
         ------
         deductible, or other commercially reasonable deductible from time to time agreed between the parties in their reasonable discretion given the then-current market conditions

         Endorsements Required:
         ---------------------

         o        Inflation Guard and Replacement Cost endorsements - Inflation
                                                                      ---------
                  Guard will be waived if the policy coverage is blanket form
                  -----------------------------------------------------------
                  and in the amount of 501vIIvl. A Replacement Policy will be
                  -----------------------------------------------------------
                  substituted for a Replacement Cost Endorsement.
                  ----------------------------------------------

         o List of Locations and Schedule of Values, if Blanket Policy - List of all Locations not required for CarMax
                  ---------------------------------------------

         o        30 Days Notice of Cancellation

         o        Agreed Amount endorsement (or statement of "No Co-Insurance")
                                            -----------------------------------

                           Co-insurance should not be a condition of any
                  insurance provided.

         Loss of Rents/Business Interruption for 12 months (or in an amount quivalent to at least 12 mos. rent) is required.

         Boiler and Machinery Coverage will be required.

LIABILITY:
----------

         Coverage to be On Occurrence basis only.
                        -------------

         Certificate of Insurance, showing CGL (as defined in Section 13 of the Lease) on an Occurrence Basis, in an amount not less than $5,000,000 (per occurrence) to include;

         Bodily injury and property damage liability (primary and excess umbrella acceptable to satisfy limits).

         General Electric Capital Business Asset Funding Corporation, its Successors and for Assigns is to be named Additional Insured as respects this property.

SPECIAL INSTRUCTIONS
--------------------

G.E. Capital - BAF is to be provided with an Evidence of Insurance and a Certificate of Insurance from an insurance company having a Best's Rating of A-MIT or better for, respectively, hazard and liability coverage and must be executed by the insurance company or its authorized agent. The evidence and certificate must itemize the above coverage and endorsements.

                                    Exhibit E
                                    ---------

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
             -------------------------------------------------------


THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is entered into on , 2001 between the undersigned _ [insert name of tenant], (such party together with its successors and assigns including, without limitation, with respect to any individual, such individual's heirs, administrators, legal representatives and executors, all of the preceding being collectively herein referred to as Tenant") and (such party together with is successors and assigns including, without limitation, any purchaser at any foreclosure sale of the Mortgage, defined below, being herein collectively referred to as "Lender"), whose address is:

                                    RECITALS
                                    --------

         A. Tenant is the lessee under the lease which, together with any and all modifications and amendments thereto, is completely described on EXHIBIT "A" attached hereto and incorporated herein (collectively the "Lease").

         B. [insert name of borrower], (together with its successors and assigns including, without limitation, with respect to any individual, such individual's heirs, administrators, legal representatives and executors being herein collectively referred to as "Borrower"), the lessor or successor to the lessor under the Lease, has requested Lender to make to Borrower a mortgage loan secured or to be secured by a mortgage or deed of trust from Borrower to Lender (such mortgage or deed of trust collectively together with all renewals, increases, replacements, consolidations, modifications and extensions thereof, the "Mortgage"), covering the property (the "Property") described on EXHIBIT "B" attached hereto and incorporated herein wherein the premises covered by the Lease are located.

         C. Lender is willing to make the requested mortgage loan, provided Tenant executes this Agreement.

                                    AGREEMENT
                                    ---------

         NOW,THEREFORE, in consideration of the mutual covenants and agreements herein contained and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Lender to make the requested mortgage loan, Tenant and Lender _ hereby agree and covenant as follows:

         1. The Lease and the lien thereof are and shall at all times continue to be subject and subordinate in all respects to the lien of the Mortgage and all rights, privileges and provisions in favor of Lender thereunder. Tenant further waives all rights and claims to assert that the Lease or any provision thereof is superior to the lien or to any other provision of the Mortgage.

         2. So long as no "Event of Default" (as defined in the Lease) has occurred and is continuing beyond any applicable cure period, Tenant's possession under the Lease and Tenant's rights and privileges thereunder, or under any extensions or renewals thereof which may be effected in accordance with any option therefore contained in the Lease, shall not be diminished or interfered with by Lender acting pursuant to the Mortgage, and Tenant's occupancy shall not be disturbed by Lender during the term of the Lease or any such extensions or renewals thereof in accordance with any extension or renewal options contained in the Lease.

         3. If the interests of Borrower in the Property or the Lease shall be acquired by Lender by foreclosure, by deed in lieu of foreclosure or by any other method, and succeeds to the interests of Borrower under the Lease, then provided that and so long as no "Event of Default" (as defined in the Lease) has occurred and is continuing, the Lease and the rights of Tenant thereunder shall continue in full force and effect and shall not be terminated, diminished, interfered with or disturbed except in accordance with the terms of the Lease, and except that Tenant shall be bound to Lender under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, and any extensions or renewals thereof which may be effected in accordance with any option therefore contained in the Lease, with the same force and effect as if Lender were the original lessor under the Lease, and Tenant does hereby attorn to Lender as its lessor, said attornment to be effective and self operative without the execution of any other instruments on the part of either party hereto immediately upon Lender succeeding to the interest of Borrower under the Lease; provided, however, that unless otherwise required by applicable law Tenant shall be under no obligation to pay rent to Lender by virtue of this Agreement until Tenant receives written notice from Lender that Lender has succeeded to the interests of Borrower under the Lease or exercised its assignment of rents. It is the intention of the parties hereto for this purpose to incorporate the Lease into this Agreement by reference for all purposes with the same force and effect as if set forth at length herein. Lender acknowledges that certain sublessees of Tenant may have, prior to the date hereof, or may hereafter become entitled to non-disturbance from the landlord under the Lease pursuant to paragraph 17 of the Lease. Any such subtenant who becomes entitled to such non-disturbance on or before the date of any "Event of Default," as defined in the Lease, is hereinafter referred to as a "Non-disturbed Subtenant." Lender hereby acknowledges and agrees, on behalf of itself and for any successor owner of the Property whose interests therein arise by virtue of Lender's exercise of its foreclosure rights under the Mortgage, or the delivery of a deed in lieu thereof, that the rights of any Non-disturbed Subtenant under its sublease shall be entitled to non-disturbance thereunder in accordance with the tents of this Subordination, Non-disturbance and Attornment Agreement mutates mutant/is, as if such Non-disturbed Subtenant were Tenant hereunder and as such subtenant's sublease were the Lease, even in the event of any termination of the Lease due to a default by Tenant or otherwise; provided, however, that such Non-disturbed Subtenant shall have entered into an attomment arrangement with the then-owner and/or mortgagee of the Property upon terms substantially similar to the attomment provisions of this Subordination, Non-disturbance and Attornment Agreement. At the request of any Non-disturbed Subtenant, Lender shall enter into an appropriate recordable instrument implementing the foregoing provisions. Each Non-disturbed Subtenant is hereby expressly made a third-party beneficiary of this agreement.

         4. If Lender shall succeed to the interests of Borrower under the Lease, Lender shall be bound to Tenant under all of the terms, covenants and conditions of the Lease, and Tenant shall; from and after Lender succession to the interests of Borrower under the Lease, have the same remedies against Lender for the breach or default by Lender _ of any agreement contained in the Lease that Tenant might have had under the Lease against Borrower for Borrower's breach or default; provided, however, that Lender shall not be:

         (a) liable for any act or omission of any prior or succeeding landlord (including Borrower);

         (b) liable for the return of any security deposit unless actually received by Lender _;

         (c) subject to any offsets or defenses which Tenant might have against any prior or succeeding landlord (including Borrower);

         (d) bound by any rent or additional sums which Tenant might have paid for more than one month in advance to any prior or succeeding landlord (including Borrower);

         (e) bound by any agreement, amendment or modification of the Lease or any cancellation or termination of the Lease by any prior landlord (including Borrower), made without prior written consent;

         (f) liable for the completion of any construction on the Property or tenant improvements to the leased premises commenced, or agreed or represented to by any prior or succeeding landlord (including Borrower); or

         (g) bound by any provision of the Lease restricting the use of other properties owned by Lender, as landlord.

         5. Tenant from and after the date hereof shall send a copy of any notice or statement of a breach or default (including matters which, but for the passage of time, the giving of notice, or both, would be a breach or default) under the Lease or any notices or statement of any intention to cancel or terminate the Lease by certified mail, return receipt requested to Lender at the address shown above at the same time such notice or statement is sent to Borrower. Tenant further agrees that, in the event of any act or omission by Borrower or other occurrence which would give Tenant the right to cancel or terminate the Lease or to claim a partial or total eviction (either actual or constructive), or in the event of any other breach or default by Borrower under the terms of the Lease, promptly thereupon, Tenant shall so notify Lender by certified mail, return receipt requested, at the address above.

         6. Lender shall have the option, within the time provided in the Lease for landlord to cure, plus an additional thirty (30) days to cure any such act, omission, breach, or default of Borrower described in such paragraph 5, including if necessary, the commencement and prosecution of foreclosure proceedings, and Tenant agrees to accept the performance of Lender in lieu of the performance of Borrower and that the Lease shall thereby remain in full force and effect. Tenant shall not exercise any such right to terminate to claim eviction or any other rights or remedies available at law or in equity for default or breach of the Lease or act or omission by Borrower in connection with the Lease, unless and until Tenant has notified Lender as provided in paragraph 5 hereof and until the time for Lender to commence and complete such cure has elapsed.

         7. In the event the Tenant becomes the owner of the Property or any portion thereof, there shall be no merger of the leasehold interest and the fee interest and the Lease shall remain in existence and, without limiting the foregoing, Lender shall be permitted to collect rent thereunder if a breach or default occurs under the Mortgage or any indebtedness secured thereby or any assignment of leases and/or rents by and/or executed in connection with any of the preceding. Nothing in this Agreement shall be construed to permit a transfer of Tenant's interest not expressly permitted by the Lease.

         8. This Agreement may not be amended or modified orally or in any other manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns including, any applicable, heirs, administrators, legal representatives and executors.

         9. Tenant agrees that it will not, without the written consent of Lender pay rent or any other sums becoming due under the Lease more than one (1) month in advance.

         10. Tenant agrees that the Mortgage and the indebtedness secured thereby may be increased, rearranged, renewed, extended, consolidated and modified from time to time by agreement between Borrower and Lender, and Lender may exercise any one or more of its rights under the Mortgage from time to time at Lender discretion, all without notice to or consent of Tenant, and this Agreement shall continue in full force and effect as to all such renewals, extensions, increases, rearrangements, consolidations and modifications and all such exercises of rights.

         11. In no event shall Lender be personally liable as landlord under the Lease either by virtue of any assignment of the Lease, the exercise of any right thereunder or hereunder, the foreclosure of its lien on the Property, the acquisition of the Property or the collection of any rent or other sums under the Lease as Owner or Mortgagee and Tenant shall look solely to the real estate that is the subject of the Lease and to no other assets of Lender for satisfaction of any liability in respect of the Lease; but Tenant shall have reserved to it all other remedies available to it at law or in equity.

         12. Except as otherwise described on Exhibit "A" above, the Lease has not been amended or modified and is in fill force and effect as originally executed, and there are no side letters or other arrangements, whether or not constituting amendments to the Lease, for tenant inducements or otherwise.

         I3. The Lease is in full force and effect. Neither Borrower nor Tenant is in breach or default under any provision of the Lease nor is Tenant aware of any act, omission or occurrence which, but for the passage of time, the giving of notice, or both, which would constitute a breach or default or would permit the Tenant to terminate the Lease or reduce or abate any rent thereunder. Borrower has complied fully and completely with all of Borrower's covenants, warranties and other obligations under the Lease to the date hereof. Tenant is filly obligated to pay, and is paying, the rent and other sums due from Tenant under the Lease, and is fully obligated to perform and is performing all of the obligations of Tenant under the Lease, without right of counterclaim, offset or other defense.

         14. Where appropriate, all references to the singular shall include the plural and vice versa and all references to any gender shall include the others.

         15. This Agreement may not be waived, amended or modified except by subsequent written agreement signed by the party to be bound.

         16. The words "breach" and "default" are used interchangeably in this Agreement for convenience of drafting and there is no distinction between the meaning of either word.

         17. This Agreement satisfies Borrower's obligation, if any, to provide a subordination, non-disturbance and attornment agreement, or similar document, pursuant to the Lease.

         18. This Agreement may be executed in multiple counterparts, each of which shall be an original instrument and which, taken together, constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

By:
Name:
Title:


By:
Name:
Title:

[ADD ACKNOWLEDGMENTS]

[ALL SIGNATURES TO BE ACKNOWLEDGED AND IN RECORDABLE FORM FOR THE STATE WHERE THE PROPERTY IS LOCATED THIS MAY REQUIRE ADDITIONAL ATTESTATION, WITNESSES, MODIFICATIONS TO ACKNOWLEDGMENTS AND/OR ADDITIONAL. ACKNOWLEDGEMENTS.]

                                   EXHIBIT "A"

             SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

                          Dated:______________________

The Lease referred to in the foregoing Agreement is a lease agreement made and entered into , between . as lessor, and , as lessee. The Lease has been amended and modified as follows:

                   (LIST ALL AMENDMENTS, MODIFICATIONS, ETC.)